Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Auditors

The Board of Directors

COUNTRY Life/Health Group

Opinion

We have audited the combined statutory-basis financial statements of COUNTRY Life/Health Group (the Company), which comprise the combined balance sheets as of December 31, 2024 and 2023, and the related combined statements of operations, changes in capital and surplus, and cash flow for the years then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024 and 2023, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

A member firm of Ernst & Young Global Limited	1

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

A member firm of Ernst & Young Global Limited	2

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

April 24, 2025

A member firm of Ernst & Young Global Limited	3

COUNTRY Life/Health Group

Combined Balance Sheets – Statutory-Basis

	December 31
	2024	2023
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$7,996,526	$7,715,107
Preferred stocks	19,455	19,983
Common stocks	472,967	437,634
Mortgage loans	422,216	407,986
Policy loans	406,950	402,690
Cash, cash equivalents, and short term investments	205,658	132,119
Real estate	8,871	25,286
Derivatives	4,064	2,635
Other invested assets	457,838	427,764
Securities lending reinvested collateral	13,552	51,545
Total cash and invested assets	10,008,097	9,622,749

Premiums deferred and uncollected	150,475	147,181
Accrued investment income	84,951	78,611
Due from affiliates	14,004	41
Federal income taxes recoverable, including net
deferred tax assets (2024 – $43,457;
2023 – $41,378)	75,223	66,440
Reinsurance balances recoverable	15,997	27,824
Admitted disallowed IMR	160,025	150,138
Other assets	10,458	13,488
Separate accounts	50,670	47,925
Total admitted assets	$10,569,900	$10,154,397

See accompanying notes.

4

COUNTRY Life/Health Group

Combined Balance Sheets – Statutory-Basis

	December 31
	2024	2023
	(In Thousands)
Liabilities and capital and surplus
Policy reserves	$7,309,546	$7,083,119
Liability for deposit-type contracts	967,883	919,899
Policy and contract claims	39,653	35,294
Dividends payable to policyholders	78,241	75,769
Commissions and expenses due or accrued	20,923	20,503
Federal income taxes payable	3,167	756
Unearned investment income	11,289	11,434
Asset valuation reserve	228,499	204,401
Payable to reinsurers	8,246	9,987
Due to affiliates	769	605
Derivatives - liability	701	499
Derivatives - collateral payable	2,513	502
Payable for securities	9,000	–
Borrowed money	48,206	14,071
Other liabilities	22,370	26,077
Securities lending collateral held	13,553	51,534
Separate accounts	50,670	47,925
Total liabilities	8,815,229	8,502,375

Capital and surplus:
Common stock – par value $25 per share – 179,980 shares
authorized, issued, and outstanding	4,500	4,500
Gross paid-in and contributed surplus	22,703	22,703
Special surplus funds - admitted disallowed IMR	160,025	150,138
Unassigned surplus	1,567,567	1,474,805
Treasury stock	(124)	(124)
Total capital and surplus	1,754,671	1,652,022
Total liabilities and capital and surplus	$10,569,900	$10,154,397

See accompanying notes.

5

COUNTRY Life/Health Group

Combined Statements of Operations – Statutory-Basis

	Year Ended December 31
	2024	2023
	(In Thousands)

Premium and annuity considerations	$695,088	$711,734
Supplemental contract considerations	13,087	9,323
Net investment income	486,257	440,052
Amortization of interest maintenance reserve	(9,486)	(5,974)
Commission and expense allowance on reinsurance ceded	10,217	11,231
Other expense	(1,544)	(2,699)
Total income	1,193,619	1,163,667

Death benefits	203,296	196,078
Annuity benefits including surrenders	154,760	128,952
Disability benefits and benefits under accident and
health contracts	130,960	128,046
Other policy and contract benefits	55,851	52,068
Changes in policy reserves	226,428	313,211
Total benefits	771,295	818,355

Commission expenses	32,401	36,323
General insurance expenses	127,396	122,777
Insurance taxes, licenses and fees	18,465	16,687
Total operating expenses	178,262	175,787

Miscellaneous income	6,872	7,684

Net operating income	250,934	177,209
Dividends to policyholders	77,284	76,441
Net income before federal income taxes and net realized
capital gains	173,650	100,768
Federal income tax expense	35,591	30,744
Net income before net realized capital gains	138,059	70,024
Net realized capital gains	27,349	15,260
Net income	$165,408	$85,284

See accompanying notes.

6

COUNTRY Life/Health Group

Combined Statements of Changes in Capital and Surplus – Statutory-Basis

	Year Ended December 31
	2024	2023
	(In Thousands)

Capital and surplus, beginning of year	$1,652,022	$1,516,512
Net income	165,408	85,284
Change in net unrealized gains and losses	18,358	46,128
Change in nonadmitted assets	(38,208)	71,445
Change in net deferred income tax assets	2,288	14,942
Change in asset valuation reserve	(24,098)	(61,845)
Dividends to stockholders	(21,200)	(20,322)
Change in liability for OPEB benefits	101	(122)
Net increase	102,649	135,510
Capital and surplus, end of year	$1,754,671	$1,652,022

See accompanying notes.

7

COUNTRY Life/Health Group

Combined Statements of Cash Flow – Statutory-Basis

	Year Ended December 31
	2024	2023
	(In Thousands)

Operating activities
Premiums collected, net of reinsurance	$693,623	$719,539
Net investment income	480,610	436,692
Other income	11,362	12,292
Benefits and loss-related payments	(530,012)	(506,287)
Commissions and expenses paid	(162,923)	(177,603)
Dividends paid to policyholders	(74,813)	(62,521)
Federal income taxes paid	(32,587)	(18,722)
Net cash provided by operating activities	385,260	403,390

Investing activities
Proceeds from investments sold, matured, or repaid:
Bonds	986,155	897,051
Stocks	136,304	172,602
Mortgage loans	38,772	31,134
Real estate	19,175	55
Other invested assets	177,095	151,389
Net (losses) gains on cash and short-term investments	(11)	45
Miscellaneous proceeds	47,744	73,935
Total investment proceeds	1,405,234	1,326,211

Purchases of investments:
Bonds	(1,350,004)	(1,183,259)
Stocks	(112,177)	(107,950)
Mortgage loans	(53,002)	(53,350)
Real estate	(224)	(87)
Other invested assets	(205,911)	(198,490)
Miscellaneous applications	–	(48,290)
Total investments purchased	(1,721,318)	(1,591,426)
Increase in policy loans	(4,528)	(13,454)
Net cash used in investing activities	(320,612)	(278,669)

Financing and miscellaneous activities
Borrowed funds received (paid)	34,134	(4,052)
Net deposits (withdrawals) on deposit-type contract funds	47,984	(1,750)
Dividends paid to stockholder	(21,200)	(20,322)
Other cash used in financing and miscellaneous activities	(52,027)	(39,348)
Net cash provided by (used in) financing and miscellaneous activities	8,891	(65,472)

Increase in cash and cash equivalents	73,539	59,249
Cash and cash equivalents, beginning of year	132,119	72,870
Cash and cash equivalents, end of year	$205,658	$132,119

Supplemental disclosures of cash flow information for non-cash transactions:
Bond exchanges	$22,251	$150,138
Transfer of unassigned surplus for admitted disallowed IMR to special surplus funds	9,888	23,628
Common Stock exchanges	393	2,486
Mortgage loan transfer to real estate	-	1,733

See accompanying notes.

8

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements

December 31, 2024

1. Nature of Operations

COUNTRY Life/Health Group (the Company) includes the accounts of COUNTRY Life Insurance Company (COUNTRY Life) and its wholly owned subsidiary COUNTRY Investors Life Assurance Company (COUNTRY Investors), both of which are domiciled in the state of Illinois.

COUNTRY Life is a wholly owned subsidiary of the Illinois Agricultural Holding Co. (IAHC), which, in turn, is a subsidiary of the Illinois Agricultural Association (IAA). COUNTRY Life has several wholly owned subsidiaries: COUNTRY Investors which writes principally universal life and fixed annuity products; COUNTRY Trust Bank, a Federal Savings Association; and COUNTRY Capital Management Company, a broker-dealer.

The Company’s primary business is the sale of life insurance, accident and health, and annuity products through more than 1,834 financial representatives. Life insurance premiums represent approximately 68%, accident and health premiums approximately 14%, and annuity premiums approximately 18% of total premium income. Although the Company is licensed in 44 states, approximately 56% of premium income is written in Illinois.

2. Significant Accounting Policies

Use of Estimates

The preparation of combined financial statements requires management to make estimates and assumptions that affect amounts reported in the combined statutory-basis financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Principles of Combination

The accompanying combined financial statements include the accounts of COUNTRY Life and COUNTRY Investors and have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (the Department). These practices are consistent with those prescribed or permitted under the National Association of Insurance Commissioners (NAIC) accounting practices and procedures manual. All significant intercompany transactions and balances have been eliminated in preparation of the combined financial statements. These eliminations include, but are not limited to, the carrying values of COUNTRY Investors and the capital and surplus accounts from the balance sheets as well as unrealized capital gains and losses due to equity investments in combined subsidiaries.

9

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Basis of Presentation

The accompanying combined statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department. Such practices vary from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are as follows:

Investments

Investments in bonds and redeemable preferred stocks are reported at either amortized cost or fair value based on their NAIC rating; for GAAP, such investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments would be reported at either amortized cost or fair value. If the fair value option were selected for held-to-maturity investments, the unrealized holding gains and losses would be reported in earnings. The remaining investments would be reported at fair value, with unrealized holding gains and losses reported in income for those designated as trading and in stockholder’s equity for those designated as available-for-sale. Other-than-temporary impairment (OTTI) losses are reported in operations; for GAAP, expected credit losses for certain financial assets are recorded in accordance with Current Expected Credit Loss (CECL) model. Credit losses are reported in operations through the establishment of a valuation allowance. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus, rather than to a separate surplus account.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral, less estimated costs to obtain and sell, and the recorded investment in the mortgage loans. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective-interest rate or, if foreclosure is probable, on the estimated fair value of the collateral. The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus rather than being included as a component of earnings, as would be required under GAAP.

Real estate owned by the Company is primarily occupied by employees of affiliates who provide services to the Company. This real estate is included in investments rather than reported as an operating asset.

Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

10

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed-income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands.

The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying combined statutory-basis balance sheets. Realized capital gains and losses from sales of assets are reported in operations, net of federal income taxes, and amounts transferred to the IMR. Realized capital losses from declines in values deemed other than temporary are reported in operations, net of federal income taxes. Under GAAP, realized capital gains and losses would be reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold, and valuation allowances would be provided when there has been a decline in value deemed other than temporary, in which case the provision for such declines are reported in operations through the establishment of a valuation allowance.

The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC formula, with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

Investment in Subsidiaries

The accounts and operations of COUNTRY Trust Bank and COUNTRY Capital Management Company are not consolidated with the accounts and operations of the Company, as would be required under GAAP.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

11

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Nonadmitted Assets

Certain assets designated as nonadmitted, principally certain deferred tax assets, disallowed IMR, and prepaid expenses, are excluded from the accompanying combined statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets to the extent that those assets are not impaired.

Policy Reserves

Policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances, as would be required under GAAP.

At December 31, 2024 and 2023, the Company recorded a premium deficiency reserve of $20,000,000 and $20,000,000, respectively. The Company considers anticipated investment income when calculating the premium deficiency reserve.

Universal Life and Annuity Policies

Revenues for universal life and annuity policies with mortality or morbidity risk, except for group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid (or surrender benefits paid, less surrender charges) and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk, including supplementary contracts without life contingencies and for group annuity contracts, are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Reinsurance

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets, as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs, as required under GAAP.

12

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Deferred Income Taxes

Admitted deferred tax assets (DTAs) are calculated as the sum of (1) the amount of federal capital income taxes paid in prior years that can be recovered through capital loss carrybacks for existing temporary differences in a time frame consistent with the Internal Revenue Service (IRS) capital loss carryback provisions, not to exceed three years, that reverse by the end of the subsequent calendar year; (2) the remaining amount of DTAs expected to be realized within three years not to exceed 15% of the current period adjusted statutory surplus; and (3) the amount of remaining gross DTAs that can be offset against existing gross deferred tax liabilities (DTLs). The remaining DTAs are nonadmitted. Deferred taxes do not include amounts for state taxes. The change in net deferred taxes is included directly in unassigned surplus. Under GAAP, state taxes are included in the computation of deferred taxes, a DTA is recorded for the amount of gross DTAs expected to be realized in future years, and the change in net deferred taxes is included in earnings.

Statements of Cash Flow

Cash, cash equivalents, and short-term investments in the combined statutory-basis statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less at the date of purchase. If, in the aggregate, the Company has a net negative cash balance, it is recorded at the date of purchase as a negative net asset rather than a liability.

Policyholder Dividends

Policyholders’ dividends are recognized when declared by the Board of Directors rather than over the term of the related policies.

The effects of the foregoing variances from GAAP on the accompanying combined statutory-basis financial statements have not been determined but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments are stated at values prescribed by the NAIC as follows:

Bonds not backed by other loans are stated at amortized cost, while all other bonds (NAIC designation 6) are stated at the lower of amortized cost or fair value.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Loan-backed securities are stated at either amortized cost or the lower of amortized cost or fair value using the interest method including anticipated prepayments. The retrospective adjustment method is used to value all securities except for securities with an other-than-temporary impairment and newly aquired securities rated below AA, which are valued using the prospective method.

Investments in perpetual preferred stocks are stated at the lower of cost or fair value.

The Company’s noninsurance subsidiaries that have significant ongoing operations other than for the Company and its affiliates are reported at the Company’s interest in the affiliates’ audited GAAP equity. The net changes in the subsidiaries’ equity are included in the change in net unrealized gains or losses in the accompanying combined statutory-basis statements of changes in capital and surplus.

Common stocks, other than investments in subsidiaries and controlled and affiliated companies, are stated at fair value. Unrealized gains and losses on common stocks are reported directly in unassigned surplus and do not affect operations.

Mortgage loans on real estate are stated at the aggregate carrying value, less accrued interest.

Policy loans are stated at unpaid balances.

Land is reported at cost. Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. A portion of non-home office real estate is nonadmitted due to statutory requirements that a current appraisal has to be on file that is not older than five years from the current accounting period.

The Company has ownership interests in joint ventures that are included in other invested assets. The Company carries these interests based on its interest in the underlying audited GAAP equity.

The Company has a loan with an affiliate that it states at carrying value. See Note 8

Realized gains and losses are determined using the specific-identification basis.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Investment Income

Interest on bonds and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Interest on restructured mortgage loans is recorded as income when earned based on the new contractual rate. Interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on ex-dividend dates.

Premiums

Life insurance premiums are recognized as revenue over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health insurance premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Benefits

Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by law.

Liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances, less applicable surrender charges.

The Company waives deduction of deferred fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Tabular interest, tabular reserves less actual reserves released, and tabular cost have been determined by formula. The tabular interest on funds not involving life contingencies is determined from basic policy information.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liablilities, including separate account liabilities, at December 31, 2024, are as follows:

	General Account	Separate Account With Guarantees	Separate Account Non- Guaranteed	Total	%
	(In Thousands)
INDIVIDUAL ANNUITIES:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$-	$-	$-	$-	-%
b. At book value less current surrender
charge of 5% or more	347,389	-	-	347,389	20%
c. At fair value	-	-	-	-	-%
d. Total with market value adjustment
or at fair value	347,389	-	-	347,389	20%
e. At book value without adjustment
(minimal or no charge adjustment)	1,203,789	-	38,399	1,242,188	70%
(2) Not Subject to discretionary
withdrawal	172,340	-	49	172,389	10%
(3) Total (gross)	1,723,518	-	38,448	1,761,966	100%
(4) Reinsurance ceded	1,170,218	-	-	1,170,218
(5) Total (net)	$553,300	$-	$38,448	$591,748
(6) Amount included in (1)b above that
will move to (1)e in the year after
the statement date	$-	$-	$-	$-

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liablilities, including separate account liabilities, at December 31, 2024, are as follows:

	General Account	Separate Account With Guarantees	Separate Account Non- Guaranteed	Total	%
	(In Thousands)
GROUP ANNUITIES:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$780	$-	$-	$780	1%
b. At book value less current surrender
charge of 5% or more	-	-	-	-	-%
c. At fair value	-	-	-	-	-%
d. Total with market value adjustment
or at fair value	780	-	-	780	1%
e. At book value without adjustment
(minimal or no charge adjustment)	-	-	-	-	-%
(2) Not Subject to discretionary
withdrawal	71,269	-	838	72,107	99%
(3) Total (gross)	72,049	-	838	72,887	100.0%
(4) Reinsurance ceded	-	-	-	-
(5) Total (net)	$72,049	$-	$838	$72,887
(6) Amount included in (1)b above that
will move to (1)e in the year after
the statement date	$-	$-	$-	$-

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liablilities, including separate account liabilities, at December 31, 2024, are as follows:

	General Account	Separate Account With Guarantees	Separate Account Non- Guaranteed	Total	%
	(In Thousands)
DEPOSIT-TYPE CONTRACTS (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$-	$-	$-	$-	-%
b. At book value less current surrender
charge of 5% or more	-	-	-	-	-%
c. At fair value	-	-	-	-	-%
d. Total with market value adjustment
or at fair value	-	-	-	-	-%
e. At book value without adjustment
(minimal or no charge adjustment)	472,916	-	-	472,916	49%
(2) Not Subject to discretionary
withdrawal	494,971	-	-	494,971	51%
(3) Total (gross)	967,887	-	-	967,887	100.0%
(4) Reinsurance ceded	3	-	-	3
(5) Total (net)	$967,884	$-	$-	$967,884
(6) Amount included in (1)b above that
will move to (1)e in the year after
the statement date	$-	$-	$-	$-

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liablilities, including separate account liabilities, at December 31, 2024, are as follows:

Total
(In Thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, Section B Total (Net)	$488,254
Exhibit 5, Section C Total (Net)	137,095
Exhibit 7, Column 1, Line 14	967,883
Subtotal	1,593,232

Separate Accounts Annual Statement:
Exhibit 3, Column 2, Line 0299999	39,238
Exhibit 3, Column 2, Line 0399999	49
Policyholder dividend & coupon accumulations	-
Policyholder premiums	-
Guaranteed interest contracts	-
Other contract deposit funds	-
Subtotal	39,287

Combined Total	$1,632,519

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Life Reserves

The withdrawal characteristics of life reserves at December 31, 2024, are as follows:

	Account Value	Cash Value	Reserve
	(In Thousands)
GENERAL ACCOUNT:
(1) Subject to discretionary withdrawal:
a. Term Policies with Cash Value	$-	$65,321	$225,333
b. Universal Life	265,438	265,117	267,011
c. Universal Life with Secondary Guarantees	152,973	141,087	344,417
d. Indexed Universal Life	-	-	-
e. Indexed Universal Life with Secondary	-	-	-
Guarantees	10,695	3,865	4,249
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	-	4,576,177	4,895,775
h. Variable Life	-	-	-
i. Variable Universal Life	925	916	1,043
j. Miscellaneous Reserves	-	-	-
Subtotal	$430,031	$5,052,483	$5,737,828

(2) Not subject to discretionary withdrawal or no cash values:
a. Term Policies without Cash Value	x	x	602,634
b. Accidental Death Benefits	x	x	663
c. Disability - Active Lives	x	x	3,807
d. Disability - Disabled Lives	x	x	5,801
e. Miscellaneous Reserves	x	x	60,262
Subtotal	-	-	673,167
(3) Total (gross: direct + assumed)	430,031	5,052,483	6,410,995
(4) Reinsurance ceded	-	-	294,317
(5) Total (net)	$430,031	$5,052,483	$6,116,678

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Life Reserves

The withdrawal characteristics of life reserves at December 31, 2024, are as follows:

	Account	Cash
	Value	Value	Reserve
(In Thousands)
SEPARATE ACCOUNT NONGUARANTEED:
(1) Subject to discretionary withdrawal, surrender values or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	-	-	-
c. Universal Life with Secondary Guarantees	-	-	-
d. Indexed Universal Life	-	-	-
e. Indexed Universal Life with Secondary Guarantees	-	-	-
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	-	-	-
h. Variable Life	-	-	-
i. Variable Universal Life	11,374	11,374	11,374
j. Miscellaneous Reserves	-	-	-
Subtotal	$11,374	$11,374	$11,374

(2) Not subject to discretionary withdrawal or no cash values:
a. Term Policies without Cash Value	x	x	-
b. Accidental Death Benefits	x	x	-
c. Disability - Active Lives	x	x	-
d. Disability - Disabled Lives	x	x	-
e. Miscellaneous Reserves	x	x	-
Subtotal	-	-	-
(3) Total (gross: direct + assumed)	11,374	11,374	11,374
(4) Reinsurance ceded	-	-	-
(5) Total (net)	$11,374	$11,374	$11,374

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Life Reserves

The withdrawal characteristics of life reserves at December 31, 2024, are as follows:

Total
(In Thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (Net)	$6,046,347
Exhibit 5, Accidental Death Benefits Section, Total (Net)	663
Exhibit 5, Disability - Active Lives Section, Total (Net)	3,788
Exhibit 5, Disability - Disabled Lives Section, Total (Net)	5,667
Exhibit 5, Miscellaneous Reserves Section, Total (Net)	60,213
Subtotal	6,116,678

Separate Accounts Annual Statement:
Exhibit 3, Column 2, Line 0199999	11,374
Exhibit 3, Column 2, Line 0499999	-
Exhibit 3, Column 2, Line 0599999	-
Subtotal	11,374

Combined Total	$6,128,052

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Policy and Contract Claims

Unpaid policy and contract claims on accident and health policies represent management’s best estimate of the ultimate net cost of all reported and unreported claims incurred but not paid through December 31. The Company discounts its policy and contract claim reserves for long-term disability insurance policies using disability tables and discount rates (generally 3.5% or 4.5%) approved by the Department. Reserves for unpaid policy and contract claims are estimated using individual-case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Separate Accounts

Separate account assets and liabilities reported in the accompanying combined statutory-basis balance sheets represent funds that are separately administered, principally for the benefit of certain policyholders and contract-holders as well as retirement benefits of employees of affiliated companies and for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying combined statutory-basis financial statements.

As of December 31, 2024 and 2023, the Company’s separate account statement included legally insulated assets of $50,670,000 and $47,925,000, respectively. A certain variable annuity product contains a mortality guarantee backed by the general account. In accordance with the guarantee, if there is a deficiency in the invested funds underlying the separate account contract reserves, the general account will fund the deficiency. The separate account does not pay risk charges to the general account for guarantees. The general account of the Company received $208,000 and $194,000 toward separate account guarantees in 2024 and 2023, respectively.

Fair Value of Financial Instruments

The carrying value of the Company’s financial instruments approximates their fair value except for bonds, stocks, policy loans, and mortgage loans. The carrying value and the fair value of bonds, stocks, policy loans, and mortgage loans are disclosed in Note 3. The carrying value and fair value of annuities and deposit funds are disclosed in Note 2.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Admitted disallowed Interest Maintenance Reserve (IMR)

In August 2023, the NAIC issued interpretation INT 23-01 Net Negative (Disallowed) IMR which provides a limited-time, optional, statutory accounting guidance, as an exception to the existing guidance detailed in SSAP No. 7—Asset Valuation Reserve and Interest Maintenance Reserve and the annual statement instructions that requires nonadmittance of net negative (disallowed) IMR as a short-term solution. The admitted disallowed IMR is: 1) limited up to 10% of the Company's adjusted capital and surplus, 2) allowed if the Company maintains a risk-based capital greater than 300% authorized control level after an adjustment to total adjusted capital that reflects a reduction to remove any net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted disallowed IMR, and 3) shall not include losses from derivatives that were reported at fair value prior to derivative termination unless the reporting entity has historically followed the same process for interest-rate hedging derivatives that were terminated in a gain position. This interpretation was permitted as a short-term solution until December 31, 2025, and will be automatically nullified on January 1, 2026.

Utilizing INT 23-01 , the Company elected to admit the maximum admitted disallowed IMR for the year ended December 31, 2023 and 2024. Accordingly, admitted disallowed IMR of $160,025,000 and $150,138,000 was reported in the general account as an admitted asset with a corresponding Special surplus fund, of the same amount, for the year ended December 31, 2024 and 2023, respectively.

The calculation for the admitted disallowed IMR was done on an individual company basis and reported as such in the individual NAIC Annual Statements and not on a combined basis. The calculated adjusted capital and surplus for COUNTRY Life for the years ended December 31, 2024 and 2023 were $1,527,245,000 and $1,449,930,000, respectively, and the balance appropriated to the special surplus fund represents 10% and 10% of adjusted capital and surplus, which is all admitted in the general account. The calculated adjusted capital and surplus for COUNTRY Investors for the years ended December 31, 2024 and 2023 were $225,941,000 and $219,963,000, respectively, and the balance appropriated to the special surplus fund represents 3% and 2% of adjusted capital and surplus, respectively, which is all admitted in the general account.

All fixed income investments generating IMR losses complied with the Company’s Investment Policy and none of the losses were a result of derivative investments. All losses incurred in the normal course of business and not compelled by liquidity pressures.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments

The carrying value and fair value of investments in bonds are summarized as follows

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2024
U.S. government and its agencies	$38,944	$3	$3,874	$35,073
States and political subdivisions	1,245,322	14,177	54,617	1,204,882
Corporate securities	4,288,258	41,844	276,122	4,053,980
Residential mortgage-backed securities	725,263	8,632	31,543	702,352
Commercial mortgage-backed securities	473,454	4,353	21,497	456,310
Other asset-backed securities	1,178,529	6,861	25,624	1,159,766
SVO identified funds	46,756	-	-	46,756
Total bonds	$7,996,526	$75,870	$413,277	$7,659,119

At December 31, 2023
U.S. government and its agencies	$39,570	$27	$4,449	$35,148
States and political subdivisions	1,221,241	32,577	43,913	1,209,905
Corporate securities	4,158,883	70,854	263,492	3,966,245
Residential mortgage-backed securities	679,557	13,602	35,019	658,140
Commercial mortgage-backed securities	413,306	4,999	28,552	389,753
Other asset-backed securities	1,154,932	3,996	32,836	1,126,092
SVO identified funds	45,314	-	-	47,617
Total bonds	$7,715,106	$126,055	$408,261	$7,432,900

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Fair values generally represent quoted market value prices for securities traded in the public marketplace or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

The carrying value and fair value of investments in bonds at December 31, 2024, by contractual maturity, are shown in the following table. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying	Fair
	Value	Value
At December 31, 2024	(In Thousands)
Maturity:
In 2025	$202,351	$200,563
In 2026–2029	801,226	792,208
In 2030–2034	1,168,793	1,148,773
After 2034	3,400,153	3,152,391
Residential mortgage-backed securities	725,263	702,352
Commercial mortgage-backed securities	473,454	456,310
Other asset-backed securities	1,178,530	1,159,766
SVO identified funds	46,756	46,756
Total bonds	$7,996,526	$7,659,119

Proceeds from sales of investments in bonds were $468,599,000 and $478,670,000 during 2024 and 2023, respectively. Gross gains of $764,000 and $73,000 and gross losses of $77,435,000 and $92,364,000 were realized on those sales in 2024 and 2023, respectively.

Bonds with a statement value of $12,713,000 and $12,861,000 at December 31, 2024 and 2023, respectively, were restricted and on deposit with government authorities and reinsurers as required by law or contract.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The amortized cost, gross unrealized gains and losses, and fair value of investments in stocks are as follows:

	Cost or	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2024
Preferred stocks – unaffiliated	$20,965	$1,060	$2,570	$19,455
Common stocks – unaffiliated	274,147	166,552	3,878	436,821
Common stocks – affiliated	23,278	12,868	-	36,146
Total stocks	$318,390	$180,480	$6,448	$492,422

At December 31, 2023
Preferred stocks – unaffiliated	$22,585	$275	$2,877	$19,983
Common stocks – unaffiliated	254,489	152,182	3,493	403,178
Common stocks – affiliated	23,278	11,179	-	34,457
Total stocks	$300,352	$163,636	$6,370	$457,618

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The following tables illustrate fair values and gross unrealized losses, aggregated by investment category and length of time that the individual securities have been in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
	(In Thousands)
At December 31, 2024
Bonds:
U.S. government and its agencies	$3,882	$172	$29,055	$3,702	$32,937	$3,874
States and political subdivisions	336,461	9,794	402,653	44,823	739,114	54,617
Corporate securities	627,281	25,853	1,897,642	250,269	2,524,923	276,122
Residential mortgage-backed securities	195,560	5,054	271,750	26,489	467,310	31,543
Commercial mortgage-backed securities	86,886	2,773	167,854	18,724	254,740	21,497
Other asset-backed securities	50,662	662	384,887	24,962	435,549	25,624
SVO identified funds	-	-	46,756	-	46,756	-
Total bonds	1,300,732	44,308	3,200,597	368,969	4,501,329	413,277

Stocks:
Preferred stocks - unaffiliated	-	-	17,061	2,570	17,061	2,570
Common stocks - unaffiliated	23,624	2,493	22,015	1,385	45,639	3,878
Total stocks	23,624	2,493	39,076	3,955	62,700	6,448

Total bonds and stocks	$1,324,356	$46,801	$3,239,673	$372,924	$4,564,029	$419,725

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
	(In Thousands)
At December 31, 2023
Bonds:
U.S. government and its agencies	$5,820	$41	$27,471	$4,408	$33,291	$4,449
States and political subdivisions	46,013	606	448,668	43,307	494,681	43,913
Corporate securities	165,381	26,180	2,192,062	237,312	2,357,443	263,492
Residential mortgage-backed securities	65,605	1,745	292,501	33,274	358,106	35,019
Commercial mortgage-backed securities	26,153	4,131	197,228	24,421	223,381	28,552
Other asset-backed securities	74,118	4,791	624,575	28,045	698,693	32,836
SVO identified funds	-	-	47,617	-	47,617	-
Total bonds	383,090	37,494	3,830,122	370,767	4,213,212	408,261

Stocks:
Preferred stocks - unaffiliated	-	-	16,754	2,877	16,754	2,877
Common stocks - unaffiliated	12,307	120	20,587	3,373	32,894	3,493
Total stocks	12,307	120	37,341	6,250	49,648	6,370

Total bonds and stocks	$395,397	$37,614	$3,867,463	$377,017	$4,262,860	$414,631

The Company believes that all unrealized losses on individual securities are a result of normal price fluctuations due to market conditions and are not an indication of OTTI. Market conditions include interest rate fluctuations, credit quality, and supply and demand. This determination is made in conjunction with the impairment criteria prescribed by NAIC standards. The Company has the intent and ability to hold these investments until maturity (for bonds) or until the fair value recovers above cost or amortized cost (for bonds and common stocks).

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

For the years ended December 31, 2024 and 2023, realized capital losses included $3,002,000 and $2,285,000, respectively, related to bonds and stocks that have experienced other-than-temporary declines in value.

For the years ended December 31, 2024 and 2023, there were zero realized capital losses related to mortgage loans that have experienced other-than-temporary declines in value.

For the years ended December 31, 2024 and 2023, realized capital losses included $1,637,000 and $3,374,000, respectively, related to other invested assets that have experienced other-than-temporary declines in value

The Company owns 100% of COUNTRY Trust Bank and COUNTRY Capital Management Company. Summarized GAAP financial information for the noninsurance subsidiaries as of and for the years ended December 31 is as follows:

	COUNTRY		COUNTRY Capital
	Trust Bank		Management Company
	2024	2023	2024	2023
	(In Thousands)

Total assets	$34,490	$33,204	$7,027	$5,691
Total stockholder’s equity	30,210	29,509	5,936	4,948
Total income	74,209	69,111	11,628	10,137
Total expenses	63,914	61,189	10,276	9,380
Net income	7,583	5,830	988	553

The carrying value of the Company’s investment in the common stock of its subsidiaries was $36,146,000 and $34,457,000 at December 31, 2024 and 2023, respectively. Included in the change in net unrealized gains and losses for the years ended December 31, 2024 and 2023, are unrealized gains of $1,689,000 and $2,316,000, respectively, related to the change in carrying values of the Company’s investments in its subsidiaries.

During 2024 and 2023, the Company received dividends of $6,800,000 and $4,500,000, respectively, from COUNTRY Trust Bank.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The carrying value of policy loans was $406,950,000 and $402,690,000 at December 31, 2024 and 2023 respectively. The fair value of policy loans was $405,879,000 and $387,844,000 at December 31, 2024 and 2023, respectively. The carrying value of mortgage loans was $422,216,000 and $407,986,000 at December 31, 2024 and 2023, respectively. The fair value of mortgage loans was $391,992,000 and $381,668,000 at December 31, 2024 and 2023, respectively.

The Company invests in mortgage loans principally involving commercial real estate. The Company’s investments in mortgage loans generally consist of first-mortgage liens on completed income-producing properties. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 64% for 2024 and 64% for 2023. The maximum and minimum interest rates of mortgage loans were 6.83% and 3.10%, and 6.51% and 3.10%, respectively, for 2024 and 2023. At December 31, 2024, 6%, or $24,746,000, of the Company’s mortgage loans were collateralized by properties located in Illinois. At December 31, 2023, 8%, or $31,392,000, of the Company’s mortgage loans were collateralized by properties located in Illinois. The Company monitors the credit quality of its mortgage loans using the debt service coverage ratio, which measures the mortgagor’s ability to make the scheduled payments. Loans below 1.10 debt service coverage are maintained on a watch list. The loans above and below the prescribed debt service coverage ratio were $420,438,000 and $1,778,000, respectively, at December 31, 2024, and $400,086,000 and $7,900,000 at December 31, 2023.

As of December 31, 2024 and 2023, 100% of the Company's mortgage loans held were current, and there were no mortgage loans with interest past due. As of December 31, 2024 and 2023, respectively, the Company held eight mortgage loans with carrying values of $58,485,000 and six mortgage loans with carrying values of $33,399,000 in which the Company was a participant or co-lender in a mortgage loan agreement. During 2024 and 2023, the Company foreclosed on no properties and transferred no mortgage loans to real estate. The Company recorded no impairments on mortgage loans as of December 31, 2024 and 2023, respectively.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The components of real estate at December 31 are summarized as follows:

	2024	2023
	(In Thousands)
Home office properties:
Land	$4,521	$4,693
Buildings and improvements	30,271	55,358
Accumulated depreciation	(25,921)	(38,311)
Total home office properties	8,871	21,740

Investment properties:
Land	227	1,383
Buildings	1,676	4,746
Accumulated depreciation	(538)	(1,175)
Nonadmitted	(1,365)	(1,408)
Total investment properties	-	3,546
Total real estate	$8,871	$25,286

During the third quarter of 2024, management secured a contract for sale on the GE Road Complex located in Bloomington, Illinois and closed on the Office Building – IS Services during this period. A second closing on the Office Building – Customer Services is planned for no later than December 31, 2026.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Net realized capital gains (losses) for the years ended December 31 are summarized as follows:

	2024	2023
	(In Thousands)
Bonds:
Gross gains	$1,869	$2,839
Gross losses	(85,315)	(97,816)
Total bonds	(83,446)	(94,977)

Common stocks:
Gross gains	45,460	37,031
Gross losses	(3,331)	(7,541)
Total common stocks	42,129	29,490

Derivatives:
Gross gains	2,935	-
Gross losses	(1,370)	-
Total Derivatives	1,565	-

Other investments:
Preferred stocks	35	168
Real estate	1,146	-
Other invested assets	(3,085)	(5,804)
Total other investments	(1,904)	(5,636)

Amounts transferred to IMR, net	61,707	73,148
Net realized gains before federal income tax	20,051	2,025
Federal income tax benefit	(7,298)	(13,235)
Net realized capital gains	$27,349	$15,260

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Major categories of net investment income for the years ended December 31, 2024 and 2023, are summarized as follows:

	2024	2023
	(In Thousands)

Bonds	$399,378	$369,851
Preferred stocks – unaffiliated	1,141	1,283
Common stocks – unaffiliated	11,572	8,045
Common stocks – affiliated	6,800	4,500
Mortgage loans	18,655	17,068
Policy loans	21,639	20,073
Cash equivalents	7,619	6,437
Real estate	2,610	2,924
Other invested assets	28,638	19,900
Securities lending	117	375
Total investment income	498,169	450,456
Investment expenses	11,912	10,404
Net investment income	$486,257	$440,052

Real estate income includes amounts for the occupancy of home office properties of $2,156,000 and $2,450,000 in 2024 and 2023, respectively.

Securities were sold, redeemed or otherwise disposed of as a result of a callable feature which generated investment income. In 2024, there were fifty-one such securities, which generated investment income of $2,622,000. In 2023, there were sixty-three such securities, which generated investment income of $878,000.

A summary of loan-backed securities, disclosed in the aggregate, classified on the basis for the OTTI as of December 31, 2024, is as follows:

OTTI
Recognized
	Amortized	as Realized	Fair
	Cost	Loss	Value
(In Thousands)
At December 31, 2024
Intent to sell	$-	$-	$-
Inability to recover amortized cost basis	-	-	-
Present value of cash flows expected	9,825	3,002	5,770

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The loan-backed securities with a recognized OTTI for the year ended December 31, 2024, are as follows:

		OTTI
	Amortized	Recognized	Amortized
	Cost Before	as Realized	Cost After	Fair
CUSIP	OTTI	Loss	OTTI	Value
	(In Thousands)
At December 31, 2024
16162WQX0	$17	$2	$15	$17
50011PAE6	2,509	617	1,892	1,274
90342WAJ6	997	536	460	522
12667G4N0	307	33	274	251
12667GQB2	537	56	481	448
126694JR0	67	7	60	60
362334AN4	235	24	211	175
466247JW4	171	23	148	141
57643MML5	39	4	35	31
61748HRZ6	276	32	246	223
90342WAJ6	644	183	460	741
251510DU4	8	4	4	57
46629AAK7	256	27	229	198
90342WAJ6	728	267	460	91
12668ABN4	215	23	192	177
50011PAE6	2,104	910	1,194	1,179
90342WAJ6	715	254	460	185
	$9,825	$3,002	$6,821	$5,770

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Prepayment assumptions were obtained from broker-dealer surveys, as reflected in industry sources such as IDC, or internal estimates. The Company has no significant concentrations of credit risk. The Company had no investments for which it was not practicable to estimate fair value.

Under the securities lending program, the Company requires a minimum percentage of 102% of the fair value of domestic securities loaned at the outset of the contract to be provided as collateral. At December 31, 2024 and 2023, bonds with a fair value of $13,273,000 and $50,490,000, respectively, were on loan under this program, while cash collateral held was $13,553,000 and $51,534,000, respectively. The Company receives collateral in the form of cash monies. All collateral is in an open position. The collateral is reinvested in a pool of funds with other security lender participants. Collateral is reinvested in a pool of high-quality securities, with an emphasis on liquidity and principal preservation.

The following table represents the Company’s reinvested collateral as a pro rata share of the investment pool as of December 31:

	2024		2023
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
	(In Thousands)

30 days or less	$13,980	$13,552	$21,295	$21,296
31 to 60 days	-	-	12,500	12,500
61 to 90 days	-	-	6,750	6,750
91 to 120 days	-	-	8,000	8,000
121 to 180 days	-	-	3,000	2,999
181 to 365 days	-	-	-	-
Total collateral reinvested	$13,980	$13,552	$51,545	$51,545

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

At December 31, 2024 and 2023, the number of remaining years of unexpired tax credits and the required holding period are as follows:

	2024		2023
	Unexpired	Required	Unexpired	Required
Investment	Tax Credits	Holding Period	Tax Credits	Holding Period

Advantage Capital Colorado Low Income
Housing Tax Credit (LIHTC) Investors LLC	0 years	0 years	2 years	2 years

The balance of the LIHTC investments recognized in the Combined Balance Sheet as of December 31, 2024 and December 31, 2023, was $0 and $60,000, respectively. The Company recognized $75,000 in LIHTC and other tax benefits during 2024 and 2023.

4. Fair Value of Financial Instruments

Assets and liabilities recorded at fair value in the accompanying combined statutory-basis balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. The hierarchy of inputs is as follows:

Level Input	Input Definition

Level 1	Inputs that are unadjusted, quoted prices for identical assets or liabilities in active markets at the measurement date.
Level 2	Inputs other than quoted prices included in Level 1 that are observable for the asset or liability through corroboration with market data at the measurement date.
Level 3	Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

The following tables summarize fair value measurements by level, measured at fair value on a recurring basis:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2024
Assets at Fair Value:
Bonds:
Corporate securities	$-	$-	$-	$-
Residential mortgage-backed securities	-	1,898	-	1,898
Other asset-backed securities	-	1,364	-	1,364
SVO identified funds	46,756	-	-	46,756
Total Bonds	46,756	3,262	-	50,018

Preferred stocks – unaffiliated	18,948	-	-	18,948
Common stocks – unaffiliated	404,915	-	31,906	436,821
Cash equivalents	210,867	-	-	210,867
Derivatives	-	4,064	-	4,064
Securities lending reinvested collateral assets	-	13,552	-	13,552
Separate accounts	50,644	-	-	50,644
Total	$732,130	$20,878	$31,906	$784,914

Liabilities at Fair Value:	$724,832	$243,051	$-	$967,883
Deposit Type Contracts
Derivatives	-	701	-	701
Total	$724,832	$243,752	$-	$968,584

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2023
Assets at Fair Value:
Bonds:
Corporate securities	$-	$-	$17	$17
Residential mortgage-backed securities	-	2,346	-	2,346
Other asset-backed securities	-	1,818	-	1,818
SVO identified funds	47,617	-	-	47,617
Total Bonds	47,617	4,164	17	51,798

Preferred stocks – unaffiliated	19,322	-	155	19,477
Common stocks – unaffiliated	384,280	-	18,898	403,178
Cash equivalents	140,211	-	-	140,211
Derivatives	-	2,635	-	2,635
Securities lending reinvested collateral assets	-	42,849	-	42,849
Separate accounts	47,890	-	-	47,890
Total	$639,320	$49,648	$19,070	$708,038

Liabilities at Fair Value:
Deposit Type Contracts	$659,230	$260,669	$-	$919,899
Derivatives	-	499	-	499
Total	$659,230	$261,168	$-	$920,398

There have been no changes in valuation techniques and inputs used in determining the fair values for Level 2 and Level 3 securities. Fair values for Level 2 securities are determined from prices obtained from various pricing sources. Fair values for Level 3 securities, since there are no observable inputs, are based on management’s judgment, based on information provided by the issuer, or based on information provided by a pricing service. The Company had no investments for which it was not practicable to estimate fair value.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred into or out of level 3. Transfers into Level 3 occur because the price provided by the pricing service, issuer, or management could not be supported by observable outputs. Transfers out of Level 3 occur because the price provided by the pricing service, issuer, or management could be supported by observable inputs.

The following table summarizes the changes in fair value during 2024 and 2023 for the Level 3 assets disclosed above:

	Beginning Balance	Transfers In (Out)	Net Gain (Loss) Included in Income/ Surplus	Net Purchases (Sales)	Ending Balance
	(In Thousands)
2024
Corporate Bonds	$17	$-	$(17)	$-	$-
Preferred stocks – unaffiliated	155	-	-	(155)	-
Common stocks – unaffiliated	18,898	-	-	13,008	31,906
Total	$19,070	$-	$(17)	$12,853	$31,906

2023
Corporate Bonds	$1,870	$-	$(395)	$(1,458)	$17
Preferred stocks – unaffiliated	106	-	49	-	155
Common stocks – unaffiliated	18,224	-	-	674	18,898
Total	$20,200	$-	$(346)	$(784)	$19,070

Transfers to or from Level 3 are generally recognized at the end of the reporting period. There were no transfers in or out of Level 3 in 2024 or 2023.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

The tables below reflect the fair values and admitted values of all admitted assets that are financial instruments as of December 31, 2024 and 2023:

	Fair Value	Admitted Assets	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2024
U.S. government and its agencies	$35,073	$38,944	$-	$35,073	$-
States and political subdivisions	1,204,882	1,245,322	-	1,203,160	1,722
Corporate securities	4,053,980	4,288,258	-	2,800,071	1,253,909
Residential mortgage-backed securities	702,352	725,263	-	702,352	-
Commercial mortgage-backed securities	456,310	473,454	-	447,505	8,805
Other asset-backed securities	1,159,766	1,178,529	-	731,925	427,841
SVO identified funds	46,756	46,756	46,756	-	-
Total bonds	7,659,119	7,996,526	46,756	5,920,086	1,692,277

Preferred stocks - unaffiliated	19,455	19,455	18,948	-	507
Common stocks - unaffiliated	436,820	436,821	404,914	-	31,906
Mortgage loans	391,992	422,216	-	-	391,992
Cash equivalents and short term investments	210,867	210,867	210,867	-	-
Other invested assets - unaffiliated	12,342	135,950	-	12,342	-
Other invested assets - affiliated	74,392	74,392	-	-	74,392
Derivatives	4,064	4,064	-	4,064	-
Securities lending reinvested collateral assets	13,552	13,552	-	13,552	-
Separate accounts	50,644	50,644	50,644	-	-
Total	$8,873,247	$9,364,487	$732,129	$5,950,044	$2,191,074

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

	Fair Value	Admitted Assets	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2023
U.S. government and its agencies	$35,148	$39,570	$-	$35,148	$-
States and political subdivisions	1,209,905	1,221,241	-	1,207,471	2,434
Corporate securities	3,966,245	4,158,883	-	2,849,879	1,116,366
Residential mortgage-backed securities	658,140	679,557	-	658,140	-
Commercial mortgage-backed securities	389,753	413,306	-	381,189	8,564
Other asset-backed securities	1,126,092	1,154,932	-	676,402	449,690
SVO identified funds	47,617	47,617	47,617	-	-
Total bonds	7,432,900	7,715,106	47,617	5,808,229	1,577,054

Preferred stocks - unaffiliated	19,983	19,983	19,322	-	661
Common stocks - unaffiliated	403,177	403,178	384,279	-	18,898
Mortgage loans	381,668	407,986	-	-	381,668
Cash equivalents	140,211	140,211	140,211	-	-
Other invested assets - unaffiliated	21,408	24,158	-	21,348	60
Other invested assets - affiliated	38,472	38,472	-	-	38,472
Derivatives	2,635	2,635	-	2,635	-
Securities lending reinvested collateral assets	51,545	51,545	-	51,545	-
Separate accounts	47,890	47,890	47,890	-	-
Total	$8,539,889	$8,851,164	$639,319	$5,883,757	$2,016,813

The Company has no investments for which it was not practicable to estimate fair value.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes

COUNTRY Life and COUNTRY Investors will file a consolidated federal income tax return for 2024 with its parent, Illinois Agricultural Holding Company (IAHC) and subsidiaries. There was an amount due from IAHC for income taxes at December 31, 2024 of $28,550,000. The Company has a written agreement, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. As provided in Internal Revenue Service Regulation Section 1.1552-1(a)(2) as supplemented by the methodology in Section 1.1502-33(d)(3), allocation of the consolidated tax liability to each company of the consolidated group is based upon that company's separate return liability provided however that intercompany transactions which are deferred under a consolidated return, as well as losses incurred and credits utilized by the consolidated group shall be recognized. Such provisions shall be applied taking into account the subgroup method set forth in Treasury Regulation Section 1.1502-47 and the related limitations on utilizing a loss from a life or nonlife subgroup, as applicable, against the income of the other subgroup. Intercompany tax balances are settled within 30 days of the filing of the applicable estimated or actual consolidated federal income tax return. At December 31, 2024, COUNTRY Life and COUNTRY Investors, the life company subgroup, has federal and state income taxes receivable of $743,000 for amended return periods prior to joining the IAHC consolidated group tax returns.

The Company has no operating loss, net capital loss, or tax credit carryforwards for 2024 and 2023.

The components of the net admitted DTAs at December 31 are as follows:

	2024	2023	Change
	(In Thousands)
Gross deferred tax assets:
Capital	$6,889	$7,151	$(262)
Ordinary	169,529	162,969	6,560
Adjusted gross deferred tax assets:
Capital	6,889	7,151	(262)
Ordinary	169,529	162,969	6,560
Deferred tax liabilities:
Capital	70,891	60,606	10,285
Ordinary	34,293	36,139	(1,846)
Net deferred tax assets	71,234	73,375	(2,141)
Deferred tax assets nonadmitted:
Ordinary	27,777	31,997	(4,220)
Net admitted deferred tax assets (liabilities):
Capital	(64,002)	(53,455)	(10,547)
Ordinary	107,459	94,833	12,626
	$43,457	$41,378	$2,079

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

Nonadmitted DTAs decreased $4,220,000 and decreased $94,000 in 2024 and 2023, respectively.

There were no unrecognized deferred tax liabilities in 2024 or 2023.

The Company has not utilized tax planning strategies in determining its admitted DTAs during 2024 or 2023

The detailed amounts of each component of the calculation of SSAP No. 101 are as follows:

	December 31
	2024	2023
	(In Thousands)

FIT recoverable through carryback – capital	$-	$5,084
Gross DTAs allowed per limitation threshold – ordinary	37,502	35,758
Gross DTAs allowed per limitation threshold – capital	5,955	535
Gross DTAs offset by gross DTLs – ordinary	104,250	95,215
Gross DTAs offset by gross DTLs – capital	934	1,531
Total admitted DTA	$148,641	$138,123

The authorized control level risk-based capital (RBC) ratio used to determine the recovery period and threshold limitation was 1,333% and 1,278% in 2024 and 2023, respectively, and the amount of adjusted capital and surplus used to determine the recovery period and threshold limitation was $1,980,860,000 and $1,854,610,000 in 2024 and 2023, respectively. Using a 15% ratio, the threshold limitation was $297,129,000 and $278,191,000 in 2024 and 2023, respectively.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities are as follows:

	2024	2023	Change
	(In Thousands)
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$100,657	$96,985	$3,672
Deferred acquisition costs	50,665	46,519	4,146
Policyholder dividend accrual	16,407	15,888	519
Section 807(f) adjustments	577	1,020	(443)
Other (items less than $1,000,000)	1,223	2,557	(1,334)
Total ordinary deferred tax assets	169,529	162,969	6,560
Non-admitted deferred tax assets	(27,777)	(31,997)	4,220
Admitted ordinary deferred tax assets	141,752	130,972	10,780
Capital:
Investments	6,601	6,090	511
Real estate	1	1,061	(1,060)
Other	287	-	287
Total capital deferred tax assets	6,889	7,151	(262)
Non-admitted deferred tax assets	-	-	-
Admitted capital deferred tax assets	6,889	7,151	(262)
Admitted deferred tax assets	148,641	138,123	10,518
Deferred tax liabilities:
Ordinary
Deferred and uncollected premium	31,600	30,933	667
TCJA reserves transition (2018-2025)	2,568	5,135	(2,567)
Other	125	71	54
Total ordinary deferred tax liabilities	34,293	36,139	(1,846)
Capital:
Investments	70,630	60,475	10,155
Other	261	131	130
Total capital deferred tax liabilities	70,891	60,606	10,285
Deferred tax liabilities	105,184	96,745	8,439
Net deferred tax assets	$43,457	$41,378	$2,079

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The components of income tax expense and the change in deferred tax assets and deferred tax liabilities for the years ended December 31 are as follows:

	2024	2023
	(In Thousands)

Change in deferred tax assets	$(6,297)	$(6,491)
Change in deferred tax liabilities	8,440	3,195
Net change in deferred taxes	2,143	(3,296)
Less unrealized gain	(4,431)	(11,646)
Net change in deferred taxes	(2,288)	(14,942)
Current income tax expense	35,591	30,744
Current income tax benefit on net capital gains	(7,299)	(13,235)
Income tax expense and change in deferred taxes	$26,004	$2,567

The Company’s income tax expense and change in deferred taxes differ from the amount obtained by applying the federal statutory rate of 21% for 2024 and 2023 to income before federal income taxes for the following reasons:

	2024	2023
	(In Thousands)

Expected federal income tax expense	$40,677	$21,586
Tax-exempt income	(520)	(652)
Change in non-admitted assets	(20)	(2,439)
Release of IMR	(10,966)	(14,106)
Prior year true-ups	(1,469)	(617)
Dividends received deduction	(1,708)	(1,188)
Other, net	10	(17)
Income tax expense and change in deferred taxes	$26,004	$2,567

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The Company did not recognize any liability for uncertain tax benefits. COUNTRY Life files tax returns in the U.S. federal jurisdictions and several state jurisdictions. As of 2024, the tax years that remain subject to examination begin with 2016.

The Company recognizes interest and penalties related to unrecognized income tax benefits in its provision for income taxes. During the year, the Company recorded interest received of $1,000 and zero in 2024 and 2023, respectively. The Company recorded no penalties in 2024 and 2023.

COUNTRY Life Insurance Company did not recognize any liability for unrecognized tax benefits and does not expect the unrecognized tax positions to change significantly over the next twelve months.

The Inflation Reduction Act was enacted on August 16, 2022. The Company has determined that it is not an applicable corporation for purposes of the Corporate Alternative Minimum Tax (CAMT) for 2024 and, therefore, its CAMT liability is zero.

6. Accident and Health Claim Reserves

The following table provides a reconciliation of the beginning and ending reserve balances for accident and health claim reserves included in policy reserves on the accompanying combined statutory-basis balance sheets as of December 31:

	2024	2023
	(In Thousands)

Claim reserve at beginning of year	$115,491	$110,570
Add provision for claims occurring in:
Current year	134,070	137,671
Prior years	(7,396)	(5,971)
Incurred losses during the current year	126,674	131,700

Deduct payments for claims occurring in:
Current year	99,901	99,608
Prior years	29,431	27,171
Claim payments during the current year	129,332	126,779
Claim reserve at end of year	$112,833	$115,491

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

7. Reinsurance

In the normal course of business, the Company assumes and cedes reinsurance with nonaffiliated insurance companies. Reinsurance provides greater diversification of business and limits the maximum net loss potential arising from large claims. Reinsurance does not discharge the Company from its primary liability to policyholders, and to the extent that a reinsurer would be unable to meet its obligations, the Company would be liable. A summary of the Company’s reinsurance with nonaffiliates as of and for the years ended December 31 is as follows:

	2024	2023
	(In Thousands)

Assumed:
Premiums earned	$59,897	$59,107
Benefits for policyholders and beneficiaries	57,210	57,202
Costs of servicing policyholders, administering insurance protection, and obtaining new insurance	2,044	2,485

Ceded:
Premiums earned	111,681	114,348
Benefits for policyholders and beneficiaries	149,585	158,153
Costs of servicing policyholders, administering insurance protection, and obtaining new insurance	10,217	11,231
Policy services	1,764,659	1,864,604
Policy and contract claims	8,419	5,338

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

8. Related Party Transactions

The Company is a member of an insurance holding company group that consists of six insurance companies in addition to several noninsurance entities. The ultimate controlling company is the IAA. Control among group members is maintained through a combination of factors, including common management, interlocking boards of directors, and stock ownership.

The Company is a party to a service agreement with CC Services, Inc., an affiliate, whereby CC Services, Inc. provides all necessary management and operational services required to run its business, market its products, and service its policyholders. Expenses incurred by CC Services, Inc. are then shared among the Company and other members of the insurance holding company group on a basis that management believes is fair and which is consistently applied according to statutory accounting guidance. The cost of services provided to the Company from CC Services, Inc. totaled $130,752,000 and $125,572,000 in 2024 and 2023, respectively.

On December 18, 2017, the Company entered into a credit agreement with CC Services, Inc., whereby the Company agreed to provide access to loans in the aggregate of $100,000,000. On October 1, 2024 the credit agreement was amended and the aggregate loan amount was increased to from $100,000,000 to $200,000,000. The per annum rate at which interest is payable also increased from 1.50% to 2.00% with this amendment. On March 4, 2024, CCSI borrowed an additional $25,000,000, and on March 26, 2024, CCSI borrowed an additional $10,000,000 from the Company. As of December 31, 2024 and 2023, $70,000,000 and $35,000,000 was lent to CC Services, Inc. under the agreement. Interest is payable quarterly based on, one, the outstanding balances which accrue at 2% per annum plus variable rates based on the ten-year U.S. Treasury rates, and, two, the daily unused portion of the $200,000,000 aggregate commitment which accrues at a set rate of 0.05%. Rates on the outstanding loan balance ranged from 5.45% to 5.98% in 2024. The Company has recorded $3,689,000 of interest income related to the credit agreement in 2024. The credit agreement is scheduled to end on December 18, 2037, at which time CC Services, Inc. is required to repay to the Company the aggregate principal amount of all loans outstanding at that time.

9. Notes Payable

The Company is a member of the Federal Home Loan Bank of Chicago (FHLBC). This membership allows the Company to meet two separate strategies: first, to utilize a line of credit to meet short term operational cash needs; and second, to utilize borrowed funds to invest in higher yielding securities to maximize net investment income.

The Company has determined its maximum borrowing capacity as $1,300,809,000 based upon potential acquisition of FHLBC capital stock, as approved by the Company’s Board. The Company had Membership Stock – Class B of $1,553,000 and $1,193,000 as of December 31, 2024 and 2023. The Company had $21,506,000 and $17,210,000 of Activity Stock at December 31, 2024 and 2023. There was no Membership Stock – Class B eligible for redemption in 2024 or 2023.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

9. Notes Payable (continued)

Under the FHLBC agreements, the Company is required to fund a collateral deposit account for the benefit of the lender. Securities, subject to valuation by the lender, in the collateral deposit account are required to be maintained in an amount at least equal to the outstanding loan principal.

The amount of collateral pledged as of December 31, 2024 is as follows:

	Fair	Carrying
	Value	Value
	(In Thousands)

Total collateral pledged	$588,394	$598,670
Maximum collateral pledged	588,394	598,670

The amount of collateral pledged as of December 31, 2023 is as follows:

	Fair	Carrying
	Value	Value
	(In Thousands)

Total collateral pledged	$498,211	$509,994
Maximum collateral pledged	527,429	542,833

As of December 31, 2024, the Company had outstanding loans with a carrying value and face value of $464,420,000, due to the FHLBC. The outstanding loans were issued on October 22, 2020, February 23, 2021, February 25, 2021, March 3, 2021, March 9, 2021, March 30, 2021, April 21, 2021, April 28, 2021, May 5, 2021, June 3, 2021, July 13, 2021, July 28, 2021, August 20, 2021, September 23, 2021, October 19, 2021, October 20, 2021, October 22, 2021, October 27, 2021, January 19, 2022, January 26, 2022, March 1, 2022, March 24, 2022, April 27, 2022, June 15, 2022, June 16, 2022, August 15, 2022, September 22, 2022, September 29, 2022, October 27, 2022, November 17, 2022, March 23, 2023, June 9, 2023, October 20, 2023, February 15, 2024, April 24, 2024, April 30, 2024, May 16, 2024, June 6, 2024, June 17, 2024, July 2, 2024, July 30, 2024, August 29, 2024, October 9, 2024, October 16, 2024, November 15, 2024, December 17, 2024, December 19, 2024. Interest of $24,722,000 was paid during 2024.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

9. Notes Payable (continued)

As of December 31, 2023, the Company had outstanding loans with a carrying value and face value of $394,963,000, due to the FHLBC. The outstanding loans were issued on June 4, 2020, October 22, 2020, February 23, 2021, February 25, 2021, March 3, 2021, March 9, 2021, March 30, 2021, April 6, 2021, April 14, 2021, April 21, 2021, April 28, 2021, May 5, 2021, June 3, 2021, July 13, 2021, July 21, 2021, July 28, 2021, August 20, 2021, September 23, 2021, October 19, 2021, October 20, 2021, October 22, 2021, October 27, 2021, January 19, 2022, January 26, 2022, March 1, 2022, March 24, 2022, April 27, 2022, June 15, 2022, June 16, 2022, August 15, 2022, September 22, 2022, September 29, 2022, October 27, 2022, November 15, 2022, November 17, 2022, March 23, 2023, June 9, 2023, October 20, 2023, November 29, 2023, and December 20, 2023. Interest of $19,085,000 was paid during 2023.

The Company also has a line of credit with FHLBC. At December 31, 2024 and 2023, the Company’s line of credit had a balance of $48,000,000 and $14,000,000, respectively. Interest of $1,554,000 and $1,001,000 was paid during 2024 and 2023, respectively. The effective annual interest rate, and the annual rate at which interest accrued on the loans and the line of credit was 0.70% to 6.10% during 2024 and 0.70% to 6.21% during 2023. As of December 31, 2024 and 2023 the Company had $26,085,000 and $49,486,000, respectively, of unused lines of credit with FHLBC.

The loans are classified as funding agreements under SSAP 52 and is subject to prepayment penalties. The line of credit is classified as debt under SSAP 15 and is not subject to prepayment penalties.

In order to minimize the impact of large dollar transactions and achieve efficiencies in the management of cash, the Company has established a revolving line of credit with its subsidiary COUNTRY Investors. At December 31, 2024 and 2023, the Company had an outstanding loan with a carrying value and face value of $0, due to COUNTRY Investors. Debt and related interest issued under this arrangement is settled within 30 days following the end of a quarter - March 31, June 30, September 30, December 31. Interest on the line of credit is calculated daily based on the ending loan balance. The effective annual interest rate, and the annual rate at which interest accrued, fluctuated between 4.78% and 5.43% during 2024 and between 4.40% and 5.68% during 2023. Interest of $49,000 and $24,000 was paid during 2024 and 2023, respectively.

In order to minimize the impact of large dollar transactions and achieve efficiencies in the management of cash, the Company has established a revolving line of credit with its insurance affiliate Cotton States Life Insurance Company (Cotton States). At December 31, 2024 and 2023, the Company had an outstanding loan with a carrying value and face value of $0, due to Cotton States. Debt and related interest issued under this arrangement is settled within 30 days following the end of a quarter - March 31, June 30, September 30, December 31. Interest on the line of credit is calculated daily based on the ending loan balance. The effective annual interest rate, and the annual rate at which interest accrued, fluctuated between 5.16% and 5.41% during 2024 and 4.82% during 2023. No interest was paid during 2024 or 2023.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

10. Benefit Plans

The Company provides certain health care and life insurance benefits (postretirement benefits) for retirees and fully eligible employees who reached retirement age while working for the Company, which are funded on a pay-as-you-go basis. Subsequent to providing this benefit, all the Company employees were transferred to CC Services, Inc., and future earned benefits are a part of the overall CC Services, Inc. cost allocation. Life insurance benefits are generally set at a fixed amount and are not significant to the Company’s statutory-basis financial statements.

The Company also sponsors a postretirement health plan (the Plan) that covers the Company’s retirees. The Plan provides medical benefits prior to and subsequent to Medicare eligibility. The Plan is contributory, with retiree contributions adjusted when the retiree or spouse becomes eligible for Medicare.

The postretirement benefit plan has an accumulated postretirement obligation of $833,000 and $982,000 at December 31, 2024 and 2023, respectively, and no plan assets at both December 31, 2024 and 2023. The plan is underfunded at December 31, 2024 and 2023.

The weighted-average assumptions used to determine net periodic benefit costs were 4.87% and 5.06% for the years ended December 31, 2024 and 2023, respectively. The weighted-average assumptions used to determine the projected benefit obligations were 5.44% and 4.87% for the years ended December 31, 2024 and 2023, respectively.

The Company does not have any regulatory contribution requirements for 2024 and currently does not intend to make voluntary contributions to the Plan in 2024.

11. Capital and Surplus

Life/health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2024, the Company meets the RBC requirements.

The payment of dividends by the Company to IAHC is limited and can only be made from earned profits unless prior approval is received from the Department. The maximum amount of dividends that may be paid by the Company without prior approval of the Department is also subject to restrictions relating to statutory surplus and net income.

The Company paid dividends to IAHC totaling $21,200,000 and $20,322,000 on May 7, 2024 and May 5, 2023, respectively.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

12. Commitments and Contingencies

In the normal course of business, the Company is involved in policy-related and non-policy-related litigation. In the opinion of the Company’s management, based on the advice of counsel, any potential settlements are either adequately provided for in the accompanying combined statutory-basis financial statements or would not have a material impact on the statutory-basis financial statements.

In accordance with the terms of its investments in certain joint ventures, the Company has given a commitment to provide $194,132,000 and $223,064,000 of additional capital contributions at December 31, 2024 and 2023, respectively.

In connection with the service agreement with CC Services, Inc., the Company has given an unconditional guarantee on credit agreements held by CC Services, Inc. from Commerce Bank for the total amount of extensions of credit outstanding at the time the request for payment is made.

13. Subsequent Events and Reconciliation to Statutory Annual Statement

The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet dates. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

CC Services, Inc. gave notice to the Company of its intent to borrow $40,000,000 on its credit agreement with the Company on February 20, 2025. This was subsequently settled on February 28, 2025.

Management has evaluated subsequent events through the issuance of these financial statements on April 24, 2025, and has determined that there have been no other events or transactions that have occurred during this period that materially impacted the amounts or disclosures in the Company’s financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of

COUNTRY Investors Life Assurance Company and

COUNTRY Investors Variable Life Account

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise COUNTRY Investors Variable Life Account (the Account), as of December 31, 2024, and the related statements of operations and changes in net assets for the year then ended, and the related notes (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, and the results of its operations and changes in net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Forvis Mazars LLP

We have served as the Account’s auditor since 2024.

West Des Moines, Iowa

April 29, 2025

1

Appendix

Subaccounts comprising COUNTRY Investors Variable Life Account

Subaccounts
BNY Mellon VIF Appreciation Portfolio - Initial Shares
BNY Mellon VIF Growth & Income Portfolio - Initial Shares
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares
CVT EAFE International Index Portfolio - Class F
CVT Russell 2000® Small Cap Index Portfolio
CVT Russell 2000® Small Cap Index Portfolio - Class F
CVT S&P MidCap 400 Index Portfolio
CVT S&P MidCap 400 Index Portfolio - Class F
DWS Global Small Cap VIP - Class A
Federated Hermes Government Money Fund II - Service Shares
Federated Hermes Managed Volatility Fund II - Primary Shares
Federated Hermes Quality Bond Fund II - Primary Shares
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Service Class 2
Fidelity® VIP Growth & Income Portfolio - Initial Class
Fidelity® VIP Growth Portfolio - Initial Class
Fidelity® VIP Growth Portfolio - Service Class 2
Fidelity® VIP High Income Portfolio - Service Class 2
Fidelity® VIP Index 500 Portfolio - Initial Class
Fidelity® VIP Index 500 Portfolio - Service Class 2
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Fidelity® VIP Mid Cap Portfolio - Service Class 2
Fidelity® VIP Overseas Portfolio - Initial Class
Fidelity® VIP Real Estate Portfolio - Service Class 2
Franklin Global Real Estate VIP Fund - Class 2
Franklin Mutual Shares VIP Fund - Class 2
Franklin Small Cap Value VIP Fund - Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 2
Franklin U.S. Government Securities VIP Fund - Class 2
Templeton Growth VIP Fund - Class 2
LVIP American Century Capital Appreciation Fund – Standard II
LVIP American Century Inflation Protection Fund – Standard II
LVIP American Century Ultra Fund – Standard II
LVIP JPMorgan Mid Cap Value Fund - Standard
LVIP JPMorgan Small Cap Core Fund - Standard
LVIP JPMorgan Small Cap Core Fund - Service
T. Rowe Price All-Cap Opportunities Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Moderate Allocation Portfolio
T. Rowe Price International Stock Portfolio

2

Report of Independent Registered Public Accounting Firm

The Board of Directors of COUNTRY Investors Life Assurance Company and

Contract Owners of COUNTRY Investors Variable Life Account

Opinion on the Financial Statements

We have audited the accompanying statements of changes in net assets of each of the subaccounts listed in the Appendix that comprise COUNTRY Investors Variable Life Account (the Separate Account), for the year ended December 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the changes in its net assets for the year ended December 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We served as the Separate Account’s auditor from 2004 to 2024.

Chicago, Illinois

April 24, 2024

3

Appendix

Subaccounts comprising COUNTRY Investors Variable Life Account

Subaccounts
BNY Mellon VIF Appreciation Portfolio - Initial Shares
BNY Mellon VIF Growth & Income Portfolio - Initial Shares
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares
CVT EAFE International Index Portfolio - Class F
CVT Russell 2000® Small Cap Index Portfolio
CVT Russell 2000® Small Cap Index Portfolio - Class F
CVT S&P MidCap 400 Index Portfolio
CVT S&P MidCap 400 Index Portfolio - Class F
DWS Global Small Cap VIP - Class A
Federated Hermes Government Money Fund II - Service Shares
Federated Hermes Managed Volatility Fund II - Primary Shares
Federated Hermes Quality Bond Fund II - Primary Shares
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Service Class 2
Fidelity® VIP Growth & Income Portfolio - Initial Class
Fidelity® VIP Growth Portfolio - Initial Class
Fidelity® VIP Growth Portfolio - Service Class 2
Fidelity® VIP High Income Portfolio - Service Class 2
Fidelity® VIP Index 500 Portfolio - Initial Class
Fidelity® VIP Index 500 Portfolio - Service Class 2
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Fidelity® VIP Mid Cap Portfolio - Service Class 2
Fidelity® VIP Overseas Portfolio - Initial Class
Fidelity® VIP Real Estate Portfolio - Service Class 2
Franklin Global Real Estate VIP Fund - Class 2
Franklin Mutual Shares VIP Fund - Class 2
Franklin Small Cap Value VIP Fund - Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 2
Franklin U.S. Government Securities VIP Fund - Class 2
Templeton Growth VIP Fund - Class 2
LVIP American Century Capital Appreciation Fund – Standard II
LVIP American Century Inflation Protection Fund – Standard II
LVIP American Century Ultra Fund – Standard II
LVIP JPMorgan Mid Cap Value Fund - Standard
LVIP JPMorgan Small Cap Core Fund - Standard
LVIP JPMorgan Small Cap Core Fund - Service
T. Rowe Price All-Cap Opportunities Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Moderate Allocation Portfolio
T. Rowe Price International Stock Portfolio

4

COUNTRY Investors Variable Life Account

Statements of Assets and Liabilities

December 31, 2024

		Net assets		Investments in mutual funds
	Investments in
	shares of mutual
	funds, at fair	Accumulation				Accumulation
Subaccount	value	units	Total net assets	Cost	Shares owned	units outstanding
BNY Mellon VIF Appreciation Portfolio - Initial Shares	$232,593	$232,593	$232,593	$233,358	6,374.15	3,599.81
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	117,733	117,733	117,733	95,413	3,141.21	1,571.87
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	86,113	86,113	86,113	89,039	1,976.88	2,812.31
CVT EAFE International Index Portfolio - Class F	167,039	167,039	167,039	155,201	1,761.09	6,406.49
CVT Russell 2000® Small Cap Index Portfolio	212,258	212,258	212,258	191,312	2,470.99	4,771.48
CVT Russell 2000® Small Cap Index Portfolio - Class F	7,724	7,724	7,724	6,644	91.18	164.28
CVT S&P MidCap 400 Index Portfolio	172,426	172,426	172,426	149,436	1,342.25	2,673.05
CVT S&P MidCap 400 Index Portfolio - Class F	2,858	2,858	2,858	2,654	22.35	97.16
DWS Global Small Cap VIP - Class A	14,235	14,235	14,235	13,994	1,366.09	335.40
Federated Hermes Government Money Fund II - Service Shares	142,563	142,563	142,563	142,563	142,562.66	12,451.99
Federated Hermes Managed Volatility Fund II - Primary Shares	80,969	80,969	80,969	79,120	7,945.96	3,362.77
Federated Hermes Quality Bond Fund II - Primary Shares	276,439	276,439	276,439	286,805	27,048.79	19,483.66
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,290,106	1,290,106	1,290,106	926,901	22,266.25	13,677.18
Fidelity® VIP Contrafund® Portfolio - Service Class 2	94,144	94,144	94,144	79,317	1,696.29	1,010.44
Fidelity® VIP Growth & Income Portfolio - Initial Class	94,789	94,789	94,789	71,799	3,102.75	1,441.61
Fidelity® VIP Growth Portfolio - Initial Class	312,991	312,991	312,991	278,319	3,228.70	3,248.46
Fidelity® VIP Growth Portfolio - Service Class 2	47,331	47,331	47,331	44,840	510.36	460.13
Fidelity® VIP High Income Portfolio - Service Class 2	14,055	14,055	14,055	14,965	3,144.32	465.04
Fidelity® VIP Index 500 Portfolio - Initial Class	1,544,557	1,544,557	1,544,557	786,192	2,712.03	20,521.30
Fidelity® VIP Index 500 Portfolio - Service Class 2	421,167	421,167	421,167	243,975	750.44	5,016.26
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	812,106	812,106	812,106	940,819	73,962.29	58,516.21
Fidelity® VIP Mid Cap Portfolio - Service Class 2	607,784	607,784	607,784	572,143	17,130.32	8,767.15
Fidelity® VIP Overseas Portfolio - Initial Class	336,821	336,821	336,821	317,653	13,224.21	10,417.24
Fidelity® VIP Real Estate Portfolio - Service Class 2	55,236	55,236	55,236	56,459	3,198.38	1,203.23
Franklin Global Real Estate VIP Fund - Class 2	233,699	233,699	233,699	261,999	19,046.40	12,095.71
Franklin Mutual Shares VIP Fund - Class 2	160,880	160,880	160,880	169,660	9,815.75	4,394.97
Franklin Small Cap Value VIP Fund - Class 2	342,083	342,083	342,083	312,580	23,888.51	6,089.78
Franklin Small-Mid Cap Growth VIP Fund - Class 2	110,938	110,938	110,938	111,771	7,500.87	1,985.82
Franklin U.S. Government Securities VIP Fund - Class 2	45,323	45,323	45,323	50,335	4,452.16	2,926.96
Templeton Growth VIP Fund - Class 2	61,988	61,988	61,988	56,630	4,966.97	2,399.07
LVIP American Century Capital Appreciation Fund – Standard II	48,732	48,732	48,732	42,021	2,906.60	785.50
LVIP American Century Inflation Protection Fund – Standard II	7,385	7,385	7,385	8,258	803.81	458.32
LVIP American Century Ultra Fund – Standard II	109,381	109,381	109,381	78,878	3,603.88	1,177.25
LVIP JPMorgan Mid Cap Value Fund - Standard	271,935	271,935	271,935	291,068	27,902.24	4,284.01

See accompanying notes, including note 6 which includes per unit information.

5

COUNTRY Investors Variable Life Account

Statements of Assets and Liabilities (continued)

December 31, 2024

		Net assets		Investments in mutual funds
	Investments in
	shares of mutual
	funds, at fair	Accumulation				Accumulation
Subaccount	value	units	Total net assets	Cost	Shares owned	units outstanding
LVIP JPMorgan Small Cap Core Fund - Service	$49,021	$49,021	$49,021	$45,111	2,290.47	836.67
LVIP JPMorgan Small Cap Core Fund - Standard	235,337	235,337	235,337	224,027	10,848.01	4,412.43
T. Rowe Price All-Cap Opportunities Portfolio	904,995	904,995	904,995	838,607	23,604.47	7,893.46
T. Rowe Price Equity Income Portfolio	975,462	975,462	975,462	909,687	34,311.02	20,770.15
T. Rowe Price Moderate Allocation Portfolio	176,877	176,877	176,877	173,845	8,446.86	4,532.59
T. Rowe Price International Stock Portfolio	505,099	505,099	505,099	512,490	33,763.33	17,043.47

See accompanying notes, including note 6 which includes per unit information.

6

COUNTRY Investors Variable Life Account

Statements of Operations

Year Ended December 31, 2024

			Realized gain (loss) on
	Income		investments
						Change in
						unrealized	Net increase
			Realized gain		Net realized	appreciation/	(decrease) in
		Net investment	(loss) on sale of	Realized gain	gain (loss) on	depreciation of	net assets from
Subaccount	Dividends	income	fund shares	distributions	investments	investments	operations
BNY Mellon VIF Appreciation Portfolio - Initial Shares	$957	$957	$(1,375)	$16,016	$14,641	$11,030	$26,628
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	591	591	917	5,328	6,245	15,036	21,872
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	592	592	(517)	-	(517)	3,819	3,894
CVT EAFE International Index Portfolio - Class F	4,766	4,766	1,271	-	1,271	(1,256)	4,781
CVT Russell 2000® Small Cap Index Portfolio	2,539	2,539	2,934	4,107	7,041	12,914	22,494
CVT Russell 2000® Small Cap Index Portfolio - Class F	93	93	(774)	151	(623)	1,165	635
CVT S&P MidCap 400 Index Portfolio	2,009	2,009	4,564	7,240	11,804	7,792	21,605
CVT S&P MidCap 400 Index Portfolio - Class F	33	33	246	120	366	(42)	357
DWS Global Small Cap VIP - Class A	179	179	(75)	539	464	98	741
Federated Hermes Government Money Fund II - Service Shares	6,339	6,339	-	-	-	-	6,339
Federated Hermes Managed Volatility Fund II - Primary Shares	1,767	1,767	(382)	-	(382)	10,023	11,408
Federated Hermes Quality Bond Fund II - Primary Shares	7,841	7,841	(1,991)	-	(1,991)	4,289	10,139
Fidelity® VIP Contrafund® Portfolio - Initial Class	2,256	2,256	28,175	144,258	172,433	158,709	333,398
Fidelity® VIP Contrafund® Portfolio - Service Class 2	19	19	1,446	10,828	12,274	7,900	20,193
Fidelity® VIP Growth & Income Portfolio - Initial Class	1,324	1,324	4,181	6,023	10,204	6,593	18,121
Fidelity® VIP Growth Portfolio - Initial Class	3	3	18,588	65,677	84,265	(5,132)	79,136
Fidelity® VIP Growth Portfolio - Service Class 2	-	-	2,878	10,134	13,012	(1,965)	11,047
Fidelity® VIP High Income Portfolio - Service Class 2	850	850	(36)	-	(36)	246	1,060
Fidelity® VIP Index 500 Portfolio - Initial Class	18,677	18,677	72,234	892	73,126	226,645	318,448
Fidelity® VIP Index 500 Portfolio - Service Class 2	4,224	4,224	25,140	247	25,387	57,360	86,971
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	28,775	28,775	(30,132)	-	(30,132)	14,217	12,860
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,056	2,056	11,342	79,625	90,967	(797)	92,226
Fidelity® VIP Overseas Portfolio - Initial Class	5,747	5,747	9,986	15,817	25,803	(13,223)	18,327
Fidelity® VIP Real Estate Portfolio - Service Class 2	2,156	2,156	(600)	-	(600)	1,599	3,155
Franklin Global Real Estate VIP Fund - Class 2	4,215	4,215	(4,642)	-	(4,642)	(655)	(1,082)
Franklin Mutual Shares VIP Fund - Class 2	3,136	3,136	(1,575)	3,261	1,686	11,423	16,245
Franklin Small Cap Value VIP Fund - Class 2	3,041	3,041	(5,480)	7,516	2,036	31,071	36,148
Franklin Small-Mid Cap Growth VIP Fund - Class 2	-	-	(4,278)	-	(4,278)	15,712	11,434
Franklin U.S. Government Securities VIP Fund - Class 2	1,322	1,322	(291)	-	(291)	(430)	601
Templeton Growth VIP Fund - Class 2	574	574	(547)	196	(351)	2,798	3,021

See accompanying notes.

7

COUNTRY Investors Variable Life Account

Statements of Operations (continued)

Year Ended December 31, 2024

			Realized gain (loss) on
	Income		investments
						Change in
						unrealized	Net increase
			Realized gain		Net realized	appreciation/	(decrease) in
		Net investment	(loss) on sale of	Realized gain	gain (loss) on	depreciation of	net assets from
Subaccount	Dividends	income	fund shares	distributions	investments	investments	operations
LVIP American Century Capital Appreciation Fund – Standard II	$-	$-	$296	$2,712	$3,008	$6,751	$9,759
LVIP American Century Inflation Protection Fund – Standard II	383	383	(4,130)	-	(4,130)	3,859	112
LVIP American Century Ultra Fund – Standard II	-	-	16,641	10,663	27,304	2,628	29,932
LVIP JPMorgan Mid Cap Value Fund - Standard	3,303	3,303	29	41,078	41,107	(10,143)	34,267
LVIP JPMorgan Small Cap Core Fund - Service	324	324	591	749	1,340	3,323	4,987
LVIP JPMorgan Small Cap Core Fund - Standard	1,878	1,878	823	3,544	4,367	18,455	24,700
T. Rowe Price All-Cap Opportunities Portfolio	639	639	49,469	98,747	148,216	50,737	199,592
T. Rowe Price Equity Income Portfolio	17,874	17,874	24,944	63,422	88,366	1,823	108,063
T. Rowe Price Moderate Allocation Portfolio	4,152	4,152	1,854	4,866	6,720	6,631	17,503
T. Rowe Price International Stock Portfolio	4,904	4,904	6,420	12,690	19,110	(7,451)	16,563

See accompanying notes.

8

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2024

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers	including	(decrease) in	Total
			Net realized	appreciation/	(decrease) in		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	Net	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	investment	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2023	income	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2024
BNY Mellon VIF Appreciation Portfolio - Initial Shares	$211,026	$957	$14,641	$11,030	$26,628	$7,565	$(7,922)	$-	$(9,036)	$4,332	$(5,061)	$21,567	$232,593
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	97,713	591	6,245	15,036	21,872	4,019	(1,633)	(247)	(3,894)	(97)	(1,852)	20,020	117,733
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	87,837	592	(517)	3,819	3,894	4,310	(6,905)	(114)	(2,848)	(61)	(5,618)	(1,724)	86,113
CVT EAFE International Index Portfolio - Class F	171,428	4,766	1,271	(1,256)	4,781	7,955	(16,679)	(123)	(4,810)	4,487	(9,170)	(4,389)	167,039
CVT Russell 2000® Small Cap Index Portfolio	199,257	2,539	7,041	12,914	22,494	9,038	(12,242)	(484)	(6,083)	278	(9,493)	13,001	212,258
CVT Russell 2000® Small Cap Index Portfolio - Class F	10,799	93	(623)	1,165	635	875	(4,120)	(657)	(410)	602	(3,710)	(3,075)	7,724
CVT S&P MidCap 400 Index Portfolio	162,420	2,009	11,804	7,792	21,605	7,427	(12,036)	(489)	(6,300)	(201)	(11,599)	10,006	172,426
CVT S&P MidCap 400 Index Portfolio - Class F	2,782	33	366	(42)	357	796	-	(685)	(392)	-	(281)	76	2,858
DWS Global Small Cap VIP - Class A	12,683	179	464	98	741	1,084	-	-	(343)	70	811	1,552	14,235
Federated Hermes Government Money Fund II - Service Shares	130,922	6,339	-	-	6,339	9,809	(4,572)	(116)	(4,218)	4,399	5,302	11,641	142,563
Federated Hermes Managed Volatility Fund II - Primary Shares	74,016	1,767	(382)	10,023	11,408	7,333	(6,625)	(672)	(4,477)	(14)	(4,455)	6,953	80,969
Federated Hermes Quality Bond Fund II - Primary Shares	265,193	7,841	(1,991)	4,289	10,139	19,457	(10,478)	-	(11,294)	3,422	1,107	11,246	276,439
Fidelity® VIP Contrafund® Portfolio - Initial Class	995,558	2,256	172,433	158,709	333,398	33,975	(36,321)	-	(27,716)	(8,788)	(38,850)	294,548	1,290,106
Fidelity® VIP Contrafund® Portfolio - Service Class 2	49,716	19	12,274	7,900	20,193	3,699	-	-	(2,378)	22,914	24,235	44,428	94,144
Fidelity® VIP Growth & Income Portfolio - Initial Class	83,641	1,324	10,204	6,593	18,121	4,235	(6,825)	-	(4,194)	(189)	(6,973)	11,148	94,789
Fidelity® VIP Growth Portfolio - Initial Class	265,437	3	84,265	(5,132)	79,136	9,484	(25,607)	(713)	(9,183)	(5,563)	(31,582)	47,554	312,991

See accompanying notes.

9

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2024

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers	including	(decrease) in	Total
			Net realized	appreciation/	(decrease) in		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	Net	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	investment	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2023	income	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2024
Fidelity® VIP Growth Portfolio - Service Class 2	$44,130	$-	$13,012	$(1,965)	$11,047	$1,576	$(7,538)	$-	$(1,700)	$(184)	$(7,846)	$3,201	$47,331
Fidelity® VIP High Income Portfolio - Service Class 2	11,582	850	(36)	246	1,060	1,658	-	-	(245)	-	1,413	2,473	14,055
Fidelity® VIP Index 500 Portfolio - Initial Class	1,310,846	18,677	73,126	226,645	318,448	42,546	(48,831)	(18,619)	(38,475)	(21,358)	(84,737)	233,711	1,544,557
Fidelity® VIP Index 500 Portfolio - Service Class 2	375,191	4,224	25,387	57,360	86,971	12,800	(27,721)	(162)	(10,973)	(14,939)	(40,995)	45,976	421,167
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	891,199	28,775	(30,132)	14,217	12,860	54,979	(105,479)	(28,399)	(51,178)	38,124	(91,953)	(79,093)	812,106
Fidelity® VIP Mid Cap Portfolio - Service Class 2	553,097	2,056	90,967	(797)	92,226	23,815	(23,831)	(9,127)	(22,120)	(6,276)	(37,539)	54,687	607,784
Fidelity® VIP Overseas Portfolio - Initial Class	345,709	5,747	25,803	(13,223)	18,327	18,407	(21,261)	(14,891)	(11,207)	1,737	(27,215)	(8,888)	336,821
Fidelity® VIP Real Estate Portfolio - Service Class 2	55,766	2,156	(600)	1,599	3,155	2,883	(5,026)	(36)	(1,446)	(60)	(3,685)	(530)	55,236
Franklin Global Real Estate VIP Fund - Class 2	235,117	4,215	(4,642)	(655)	(1,082)	11,956	(5,875)	(4,288)	(7,877)	5,748	(336)	(1,418)	233,699
Franklin Mutual Shares VIP Fund - Class 2	142,572	3,136	1,686	11,423	16,245	6,536	-	-	(4,500)	27	2,063	18,308	160,880
Franklin Small Cap Value VIP Fund - Class 2	313,955	3,041	2,036	31,071	36,148	15,438	(7,460)	(2,860)	(12,821)	(317)	(8,020)	28,128	342,083
Franklin Small-Mid Cap Growth VIP Fund - Class 2	111,077	-	(4,278)	15,712	11,434	3,939	(8,045)	(128)	(7,153)	(186)	(11,573)	(139)	110,938
Franklin U.S. Government Securities VIP Fund - Class 2	41,523	1,322	(291)	(430)	601	5,324	-	-	(2,517)	392	3,199	3,800	45,323
Templeton Growth VIP Fund - Class 2	58,198	574	(351)	2,798	3,021	4,115	(1,753)	-	(1,566)	(27)	769	3,790	61,988
LVIP American Century Capital Appreciation Fund – Standard II	39,369	-	3,008	6,751	9,759	2,002	(1,044)	-	(1,340)	(14)	(396)	9,363	48,732
LVIP American Century Inflation Protection Fund – Standard II	25,900	383	(4,130)	3,859	112	836	-	-	(335)	(19,128)	(18,627)	(18,515)	7,385

See accompanying notes.

10

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2024

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers	including	(decrease) in	Total
			Net realized	appreciation/	(decrease) in		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	Net	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	investment	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2023	income	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2024
LVIP American Century Ultra Fund – Standard II	$120,358	$-	$27,304	$2,628	$29,932	$3,899	$(38,598)	$(265)	$(5,469)	$(476)	$(40,909)	$(10,977)	$109,381
LVIP JPMorgan Mid Cap Value Fund - Standard	238,106	3,303	41,107	(10,143)	34,267	11,900	(3,274)	(124)	(9,219)	279	(438)	33,829	271,935
LVIP JPMorgan Small Cap Core Fund - Service	45,154	324	1,340	3,323	4,987	2,855	(3,191)	(24)	(1,231)	471	(1,120)	3,867	49,021
LVIP JPMorgan Small Cap Core Fund - Standard	212,368	1,878	4,367	18,455	24,700	8,593	(3,806)	(2,869)	(5,034)	1,385	(1,731)	22,969	235,337
T. Rowe Price All-Cap Opportunities Portfolio	845,849	639	148,216	50,737	199,592	36,890	(67,158)	(25,219)	(33,584)	(51,375)	(140,446)	59,146	904,995
T. Rowe Price Equity Income Portfolio	960,055	17,874	88,366	1,823	108,063	47,657	(70,064)	(27,337)	(35,765)	(7,147)	(92,656)	15,407	975,462
T. Rowe Price Moderate Allocation Portfolio	175,782	4,152	6,720	6,631	17,503	9,826	(16,672)	-	(9,241)	(321)	(16,408)	1,095	176,877
T. Rowe Price International Stock Portfolio	511,354	4,904	19,110	(7,451)	16,563	26,064	(36,039)	(16,755)	(21,642)	25,554	(22,818)	(6,255)	505,099

See accompanying notes.

11

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2023

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized					Transfers	including	(decrease) in	Total
			Net realized	appreciation/	Net increase		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	Net	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	investment	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2022	income	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2023
BNY Mellon VIF Appreciation Portfolio - Initial Shares	$193,016	$1,467	$11,900	$25,471	$38,838	$8,260	$(16,731)	$-	$(9,709)	$(2,648)	$(20,828)	$18,010	$211,026
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	76,634	579	9,158	10,766	20,503	4,158	-	-	(3,582)	-	576	21,079	97,713
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	79,109	267	1,440	5,687	7,394	4,414	-	(78)	(2,994)	(8)	1,334	8,728	87,837
CVT EAFE International Index Portfolio - Class F	154,133	4,784	441	21,354	26,579	8,992	(3,910)	(751)	(5,313)	(8,302)	(9,284)	17,295	171,428
CVT Russell 2000® Small Cap Index Portfolio	174,666	1,584	(607)	27,740	28,717	9,762	(6,123)	(2,192)	(6,066)	493	(4,126)	24,591	199,257
CVT Russell 2000® Small Cap Index Portfolio - Class F	10,147	99	(640)	2,131	1,590	1,536	-	(1,068)	(841)	(565)	(938)	652	10,799
CVT S&P MidCap 400 Index Portfolio	144,357	1,846	8,029	13,103	22,978	7,191	(1,416)	(4,814)	(6,303)	427	(4,915)	18,063	162,420
CVT S&P MidCap 400 Index Portfolio - Class F	3,363	44	(164)	614	494	1,203	-	(1,094)	(507)	(677)	(1,075)	(581)	2,782
DWS Global Small Cap VIP - Class A	9,364	93	(62)	2,399	2,430	1,257	(15)	-	(333)	(20)	889	3,319	12,683
Federated Hermes Government Money Fund II - Service Shares	128,783	5,820	(1)	-	5,819	12,315	(10,874)	(145)	(5,104)	128	(3,680)	2,139	130,922
Federated Hermes Managed Volatility Fund II - Primary Shares	77,852	1,303	(3,553)	8,435	6,185	7,375	(10,983)	(2,084)	(4,261)	(68)	(10,021)	(3,836)	74,016
Federated Hermes Quality Bond Fund II - Primary Shares	261,863	6,990	(3,646)	12,174	15,518	21,228	(18,049)	(3,857)	(13,049)	1,539	(12,188)	3,330	265,193
Fidelity® VIP Contrafund® Portfolio - Initial Class	765,562	4,406	46,576	202,468	253,450	38,654	(30,523)	-	(27,110)	(4,475)	(23,454)	229,996	995,558
Fidelity® VIP Contrafund® Portfolio - Service Class 2	36,593	118	2,130	10,051	12,299	4,391	(81)	-	(1,448)	(2,038)	824	13,123	49,716
Fidelity® VIP Growth & Income Portfolio - Initial Class	76,918	1,309	6,647	5,537	13,493	4,258	(6,794)	-	(4,024)	(210)	(6,770)	6,723	83,641
Fidelity® VIP Growth Portfolio - Initial Class	221,753	308	22,931	51,337	74,576	9,923	(13,066)	(15,328)	(8,079)	(4,342)	(30,892)	43,684	265,437

See accompanying notes.

12

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2023

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized					Transfers	including	(decrease) in	Total
			Net realized	appreciation/	Net increase		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	Net	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	investment	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2022	income	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2023
Fidelity® VIP Growth Portfolio - Service Class 2	$34,367	$1	$2,524	$9,401	$11,926	$1,987	$-	$-	$(2,206)	$(1,944)	$(2,163)	$9,763	$44,130
Fidelity® VIP High Income Portfolio - Service Class 2	9,096	637	(43)	429	1,023	1,718	(8)	-	(247)	-	1,463	2,486	11,582
Fidelity® VIP Index 500 Portfolio - Initial Class	1,068,140	17,563	47,486	211,121	276,170	47,841	(17,813)	(6,838)	(38,101)	(18,553)	(33,464)	242,706	1,310,846
Fidelity® VIP Index 500 Portfolio - Service Class 2	306,576	4,298	13,759	60,600	78,657	14,394	(4,625)	(829)	(11,344)	(7,638)	(10,042)	68,615	375,191
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	817,913	22,507	(13,042)	41,468	50,933	61,427	(25,143)	(5,521)	(51,835)	43,425	22,353	73,286	891,199
Fidelity® VIP Mid Cap Portfolio - Service Class 2	496,834	2,011	10,773	59,162	71,946	25,340	(14,678)	(1,216)	(21,791)	(3,338)	(15,683)	56,263	553,097
Fidelity® VIP Overseas Portfolio - Initial Class	305,517	3,383	4,691	52,647	60,721	19,447	(15,409)	(1,457)	(12,163)	(10,947)	(20,529)	40,192	345,709
Fidelity® VIP Real Estate Portfolio - Service Class 2	41,748	1,159	1,738	2,165	5,062	3,252	(941)	(191)	(1,444)	8,280	8,956	14,018	55,766
Franklin Global Real Estate VIP Fund - Class 2	207,884	5,817	(7,205)	25,396	24,008	13,295	(13,066)	(354)	(8,244)	11,594	3,225	27,233	235,117
Franklin Mutual Shares VIP Fund - Class 2	123,484	2,502	9,850	4,510	16,862	6,499	-	-	(4,298)	25	2,226	19,088	142,572
Franklin Small Cap Value VIP Fund - Class 2	291,497	1,515	4,156	30,088	35,759	17,101	(14,967)	(2,341)	(13,063)	(31)	(13,301)	22,458	313,955
Franklin Small-Mid Cap Growth VIP Fund - Class 2	90,320	-	(3,043)	26,766	23,723	4,134	(292)	-	(7,044)	236	(2,966)	20,757	111,077
Franklin U.S. Government Securities VIP Fund - Class 2	38,061	1,071	(492)	1,174	1,753	4,884	(862)	-	(2,580)	267	1,709	3,462	41,523
Templeton Growth VIP Fund - Class 2	52,644	1,974	(1,811)	10,460	10,623	4,953	(7,701)	(72)	(2,132)	(117)	(5,069)	5,554	58,198
LVIP American Century Capital Appreciation Fund – Standard II	35,112	-	(6)	7,339	7,333	2,149	(3,774)	-	(1,290)	(161)	(3,076)	4,257	39,369
LVIP American Century Inflation Protection Fund – Standard II	25,088	922	(53)	34	903	836	-	-	(996)	69	(91)	812	25,900

See accompanying notes.

13

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2023

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized					Transfers	including	(decrease) in	Total
			Net realized	appreciation/	Net increase		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	Net	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	investment	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2022	income	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2023
LVIP American Century Ultra Fund – Standard II	$94,490	$-	$12,609	$25,907	$38,516	$3,994	$(5,093)	$(5,130)	$(5,419)	$(1,000)	$(12,648)	$25,868	$120,358
LVIP JPMorgan Mid Cap Value Fund - Standard	221,204	7,227	17,468	(557)	24,138	12,896	(6,951)	(4,163)	(9,609)	591	(7,236)	16,902	238,106
LVIP JPMorgan Small Cap Core Fund - Service	37,941	410	474	4,100	4,984	3,196	(671)	(144)	(1,244)	1,092	2,229	7,213	45,154
LVIP JPMorgan Small Cap Core Fund - Standard	187,173	2,699	1,242	20,614	24,555	9,855	(3,246)	(348)	(5,327)	(294)	640	25,195	212,368
T. Rowe Price All-Cap Opportunities Portfolio	722,441	1,940	58,831	140,627	201,398	39,445	(21,849)	(9,057)	(33,416)	(53,113)	(77,990)	123,408	845,849
T. Rowe Price Equity Income Portfolio	896,240	18,838	34,330	29,636	82,804	54,707	(30,582)	(4,202)	(37,156)	(1,756)	(18,989)	63,815	960,055
T. Rowe Price Moderate Allocation Portfolio	156,885	3,828	651	19,259	23,738	10,551	(4,849)	(709)	(9,742)	(92)	(4,841)	18,897	175,782
T. Rowe Price International Stock Portfolio	469,796	4,866	(11,470)	80,999	74,395	30,173	(13,825)	(6,318)	(23,129)	(19,738)	(32,837)	41,558	511,354

See accompanying notes.

14

COUNTRY Investors Variable Life Account

Notes to Financial Statements

December 31, 2024

1. Organization and Significant Accounting Policies

Organization

COUNTRY Investors Variable Life Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by COUNTRY Investors Life Assurance Company (the Company) in 2002, and exists in accordance with the rules and regulations of the Illinois Department of Insurance. The Account is a funding vehicle for flexible premium variable life insurance policies issued by the Company. The Company discontinued underwriting new sales of variable life insurance policies but continues to receive premiums from sales that occurred prior to this change.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following forty-three investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund

BNY Mellon Variable Investment Fund	Fidelity® Variable Insurance Products Funds (continued)
BNY Mellon VIF Appreciation Portfolio - Initial Shares	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	Fidelity® VIP Mid Cap Portfolio - Service Class 2
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	Fidelity® VIP Overseas Portfolio - Initial Class
Calvert Variable Trust, Inc. (3)	Fidelity® VIP Real Estate Portfolio - Service Class 2
CVT EAFE International Index Portfolio - Class F (3)	Franklin Templeton Variable Insurance Products Trust
CVT Russell 2000® Small Cap Index Portfolio (3)	Franklin Global Real Estate VIP Fund - Class 2
CVT Russell 2000® Small Cap Index Portfolio - Class F (3)	Franklin Mutual Shares VIP Fund - Class 2
CVT S&P MidCap 400 Index Portfolio (3)	Franklin Small Cap Value VIP Fund - Class 2
CVT S&P MidCap 400 Index Portfolio - Class F (3)	Franklin Small-Mid Cap Growth VIP Fund - Class 2
Deutsche DWS Variable Series I	Franklin U.S. Government Securities VIP Fund - Class 2
DWS Global Small Cap VIP - Class A	Templeton Global Bond VIP Fund - Class 2 (1)
Deutsche DWS Variable Series II	Templeton Growth VIP Fund - Class 2
DWS International Growth VIP - Class A (1)	Lincoln Variable Insurance Products Trust
Federated Hermes Insurance Series	LVIP American Century Capital Appreciation Fund -
Federated Hermes Government Money Fund II - Service Shares	Standard II (2)
Federated Hermes Managed Volatility Fund II - Primary Shares	LVIP American Century Inflation Protection Fund -
Federated Hermes Quality Bond Fund II - Primary Shares	Standard II (2)
Fidelity® Variable Insurance Products Funds	LVIP American Century Ultra Fund – Standard II (2)
Fidelity® VIP Contrafund® Portfolio - Initial Class	LVIP JPMorgan Mid Cap Value Fund – Standard
Fidelity® VIP Contrafund® Portfolio - Service Class 2	LVIP JPMorgan Small Cap Core Fund – Service
Fidelity® VIP Disciplined Small Cap - Service Class 2 (1)	LVIP JPMorgan Small Cap Core Fund – Standard
Fidelity® VIP Growth & Income Portfolio - Initial Class	T. Rowe Price Equity Series, Inc.
Fidelity® VIP Growth Portfolio - Initial Class	T. Rowe Price All-Cap Opportunities Portfolio
Fidelity® VIP Growth Portfolio - Service Class 2	T. Rowe Price Equity Income Portfolio
Fidelity® VIP High Income Portfolio - Service Class 2	T. Rowe Price Moderate Allocation Portfolio
Fidelity® VIP Index 500 Portfolio - Initial Class	T. Rowe Price International Series, Inc.
Fidelity® VIP Index 500 Portfolio - Service Class 2	T. Rowe Price International Stock Portfolio

15

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

(1)	Subaccount was inactive during 2024 and 2023; accordingly, a Statement of Assets and Liabilities, a Statement of Operations and a Statement of Changes in Net Assets have not been presented herein.
(2)	On April 26, 2024, American Century Variable Portfolios, Inc. funds were reorganized into newly formed funds of Lincoln Variable Insurance Products Trust. On that date, assets of each fund were transferred as noted below. In addition, subaccounts that had invested in the American Century Variable Portfolios, Inc. funds transferred their investment into the respective newly formed fund as noted below.

Newly formed fund/portfolio	Former fund/portfolio
LVIP American Century Capital Appreciation Fund – Standard II	American Century VP Capital Appreciation Fund
LVIP American Century Inflation Protection Fund – Standard II	American Century VP Inflation Protection Bond Fund
LVIP American Century Ultra Fund – Standard II	American Century VP Ultra® Fund

(3)	On May 1, 2024, Calvert Variable Products, Inc. changed its name to Calvert Variable Trust, Inc. and each fund was renamed as noted below.

Current name	Former name
CVT EAFE International Index Portfolio – Class F	Calvert VP EAFE International Index Portfolio – Class F
CVT Russell 2000® Small Cap Index Portfolio	Calvert VP Russell 2000® Small Cap Index Portfolio
CVT Russell 2000® Small Cap Index Portfolio - Class F	Calvert VP Russell 2000® Small Cap Index Portfolio - Class F
CVT S&P MidCap 400 Index Portfolio	Calvert VP S&P MidCap 400 Index Portfolio
CVT S&P MidCap 400 Index Portfolio – Class F	Calvert VP S&P MidCap 400 Index Portfolio - Class F

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2024, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers into or out of Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

16

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts to compensate for the services and benefits it provides, costs and expenses the Company incurs, and risks the Company assumes. The following summarizes those amounts.

Premium Expense Charge: Premiums paid by the policyholders are reduced by an amount not to exceed 6% of each premium payment. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and subdivisions.

Monthly Deductions: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A monthly expense charge is assessed in each policy year based on insured’s age and insured’s underwriting class. (For policies issued prior to November 1, 2008, a monthly expense charge of $6 is assessed.) The monthly expense charge is to compensate for the administration of the policy and the Account. A monthly unit charge is assessed based on the specified amount (amount of insurance selected) and the insured’s underwriting class during the first nineteen policy years. (For policies issued prior to November 1, 2008, a monthly unit charge is assessed during the first fifteen policy years.) The monthly unit charge is used to compensate for underwriting, processing and start-up-expenses incurred with the policy and the Account. In addition, monthly deductions are assessed for any additional benefits provided by riders. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge of $10 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. In the event of a partial withdrawal, a fee equal to the lesser of $25 or 2% of the accumulated value withdrawn will be imposed. For policies issued on or after November 1, 2008, surrender charges are applicable, for the first nineteen policy years and are imposed on amounts surrendered based on age, sex, underwriting class and policy year as described in the Account’s prospectus.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

17

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2024:

	Cost of	Proceeds
Subaccount	Purchases	from Sales

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	$27,768	$15,856
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	9,118	5,051
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	4,242	9,268

Calvert Variable Trust, Inc.:
CVT EAFE International Index Portfolio - Class F	18,284	22,688
CVT Russell 2000® Small Cap Index Portfolio	14,680	17,527
CVT Russell 2000® Small Cap Index Portfolio - Class F	1,744	5,210
CVT S&P MidCap 400 Index Portfolio	15,285	17,635
CVT S&P MidCap 400 Index Portfolio - Class F	976	1,104

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	1,844	315

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	18,963	7,322
Federated Hermes Managed Volatility Fund II - Primary Shares	8,565	11,253
Federated Hermes Quality Bond Fund II - Primary Shares	28,499	19,551

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	172,603	64,939
Fidelity® VIP Contrafund® Portfolio - Service Class 2	38,828	3,746
Fidelity® VIP Growth & Income Portfolio - Initial Class	11,187	10,813
Fidelity® VIP Growth Portfolio - Initial Class	74,123	40,025
Fidelity® VIP Growth Portfolio - Service Class 2	11,711	9,423
Fidelity® VIP High Income Portfolio - Service Class 2	2,508	245
Fidelity® VIP Index 500 Portfolio - Initial Class	50,059	115,227
Fidelity® VIP Index 500 Portfolio - Service Class 2	15,718	52,242
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	109,122	172,300
Fidelity® VIP Mid Cap Portfolio - Service Class 2	99,561	55,419
Fidelity® VIP Overseas Portfolio - Initial Class	37,850	43,501
Fidelity® VIP Real Estate Portfolio - Service Class 2	5,425	6,954

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	19,491	15,612
Franklin Mutual Shares VIP Fund - Class 2	12,362	3,902
Franklin Small Cap Value VIP Fund - Class 2	22,414	19,877
Franklin Small-Mid Cap Growth VIP Fund - Class 2	3,174	14,747
Franklin U.S. Government Securities VIP Fund - Class 2	6,714	2,193
Templeton Growth VIP Fund - Class 2	4,671	3,132

18

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Lincoln Variable Insurance Products Trust:
LVIP American Century Capital Appreciation Fund – Standard II	$4,664	$2,348
LVIP American Century Inflation Protection Fund – Standard II	1,200	19,444
LVIP American Century Ultra Fund – Standard II	13,884	44,130
LVIP JPMorgan Mid Cap Value Fund - Standard	55,460	11,517
LVIP JPMorgan Small Cap Core Fund - Service	4,454	4,501
LVIP JPMorgan Small Cap Core Fund - Standard	14,212	10,521

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	126,876	167,936
T. Rowe Price Equity Income Portfolio	116,649	128,009
T. Rowe Price Moderate Allocation Portfolio	17,720	25,110

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	63,952	69,176

19

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2024 and 2023:

	Period Ended December 31,
	2024			2023
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	171	255	(84)	130	522	(392)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	47	76	(29)	63	53	10
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	122	311	(189)	133	86	47

Calvert Variable Trust, Inc.:
CVT EAFE International Index Portfolio - Class F	506	869	(363)	301	684	(383)
CVT Russell 2000® Small Cap Index Portfolio	191	402	(211)	290	400	(110)
CVT Russell 2000® Small Cap Index Portfolio - Class F	34	125	(91)	48	72	(24)
CVT S&P MidCap 400 Index Portfolio	99	284	(185)	128	220	(92)
CVT S&P MidCap 400 Index Portfolio - Class F	29	39	(10)	50	93	(43)

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	27	8	19	35	10	25

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	1,130	648	482	1,260	1,597	(337)
Federated Hermes Managed Volatility Fund II - Primary Shares	301	490	(189)	357	866	(509)
Federated Hermes Quality Bond Fund II - Primary Shares	1,486	1,419	67	1,453	2,386	(933)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	307	751	(444)	585	955	(370)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	341	43	298	67	53	14
Fidelity® VIP Growth & Income Portfolio - Initial Class	63	176	(113)	80	222	(142)
Fidelity® VIP Growth Portfolio - Initial Class	96	440	(344)	143	639	(496)
Fidelity® VIP Growth Portfolio - Service Class 2	16	114	(98)	29	62	(33)
Fidelity® VIP High Income Portfolio - Service Class 2	57	8	49	65	9	56
Fidelity® VIP Index 500 Portfolio - Initial Class	442	1,674	(1,232)	674	1,289	(615)
Fidelity® VIP Index 500 Portfolio - Service Class 2	145	696	(551)	235	394	(159)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	5,785	12,633	(6,848)	8,147	6,493	1,654
Fidelity® VIP Mid Cap Portfolio - Service Class 2	270	852	(582)	377	669	(292)
Fidelity® VIP Overseas Portfolio - Initial Class	492	1,307	(815)	583	1,313	(730)
Fidelity® VIP Real Estate Portfolio - Service Class 2	72	160	(88)	272	53	219

20

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2024			2023
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	777	812	(35)	1,378	1,199	179
Franklin Mutual Shares VIP Fund - Class 2	170	109	61	200	125	75
Franklin Small Cap Value VIP Fund - Class 2	225	378	(153)	388	680	(292)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	60	282	(222)	81	148	(67)
Franklin U.S. Government Securities VIP Fund - Class 2	352	143	209	317	202	115
Templeton Growth VIP Fund - Class 2	151	126	25	195	420	(225)

Lincoln Variable Insurance Products Trust:
LVIP American Century Capital Appreciation Fund – Standard II	35	42	(7)	45	106	(61)
LVIP American Century Inflation Protection Fund – Standard II	51	1,229	(1,178)	41	47	(6)
LVIP American Century Ultra Fund – Standard II	39	530	(491)	56	268	(212)
LVIP JPMorgan Mid Cap Value Fund - Standard	186	189	(3)	250	380	(130)
LVIP JPMorgan Small Cap Core Fund - Service	59	81	(22)	78	33	45
LVIP JPMorgan Small Cap Core Fund - Standard	170	206	(36)	189	175	14

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	255	1,596	(1,341)	336	1,273	(937)
T. Rowe Price Equity Income Portfolio	768	2,832	(2,064)	1,160	1,676	(516)
T. Rowe Price Moderate Allocation Portfolio	233	658	(425)	271	417	(146)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	1,544	2,317	(773)	790	2,000	(1,210)

21

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2024, 2023, 2022, 2021 and 2020, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

BNY Mellon VIF Appreciation Portfolio - Initial Shares:
2024	3,600	$64.61	$232,593	0.42%	-%	12.80%
2023	3,684	57.28	211,026	0.72	-	20.97
2022	4,076	47.35	193,016	0.67	-	(18.07)
2021	4,126	57.79	238,447	0.44	-	27.12
2020	4,292	45.46	195,092	0.79	-	23.70
BNY Mellon VIF Growth & Income Portfolio - Initial Shares:
2024	1,572	74.90	117,733	0.54	-	22.73
2023	1,601	61.03	97,713	0.66	-	26.70
2022	1,591	48.17	76,634	0.80	-	(14.82)
2021	1,591	56.55	89,984	0.47	-	25.61
2020	1,635	45.02	73,592	0.77	-	24.64
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares:
2024	2,812	30.62	86,113	0.69	-	4.61
2023	3,001	29.27	87,837	0.32	-	9.30
2022	2,954	26.78	79,109	-	-	(16.63)
2021	2,907	32.12	93,370	0.10	-	16.46
2020	3,452	27.58	95,206	0.64	-	19.86
CVT EAFE International Index Portfolio - Class F:
2024	6,406	26.07	167,039	2.76	-	2.92
2023	6,769	25.33	171,428	2.93	-	17.54
2022	7,152	21.55	154,133	3.85	-	(14.75)
2021	7,096	25.28	179,366	1.79	-	10.68
2020	7,070	22.84	161,499	3.36	-	7.53
CVT Russell 2000® Small Cap Index Portfolio:
2024	4,771	44.48	212,258	1.23	-	11.23
2023	4,982	39.99	199,257	0.88	-	16.59
2022	5,092	34.30	174,666	0.79	-	(20.51)
2021	5,388	43.15	232,523	0.76	-	14.52
2020	5,426	37.68	204,431	1.10	-	19.66
CVT Russell 2000® Small Cap Index Portfolio - Class F:
2024	164	47.02	7,724	1.27	-	11.00
2023	255	42.36	10,799	0.92	-	16.34
2022	279	36.41	10,147	0.93	-	(20.66)
2021	233	45.89	10,692	0.76	-	14.30
2020	233	40.15	9,342	0.87	-	19.42
CVT S&P MidCap 400 Index Portfolio:
2024	2,673	64.51	172,426	1.18	-	13.53
2023	2,858	56.82	162,420	1.24	-	16.10
2022	2,950	48.94	144,357	0.90	-	(13.33)
2021	3,483	56.47	196,677	0.85	-	24.44
2020	3,561	45.38	161,619	1.26	-	13.31

22

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

CVT S&P MidCap 400 Index Portfolio - Class F:
2024	97	$29.41	$2,858	1.10%	-%	13.29%
2023	107	25.96	2,782	1.30	-	15.89
2022	150	22.40	3,363	1.09	-	(13.51)
2021	102	25.90	2,629	0.85	-	24.16
2020	102	20.86	2,127	0.51	-	13.12
DWS Global Small Cap VIP - Class A:
2024	335	42.44	14,235	1.32	-	5.76
2023	316	40.13	12,683	0.86	-	24.55
2022	291	32.22	9,364	0.55	-	(24.05)
2021	226	42.42	9,578	0.35	-	14.96
2020	215	36.90	7,932	0.80	-	17.37
Federated Hermes Government Money Fund II - Service Shares:
2024	12,452	11.45	142,563	4.57	-	4.66
2023	11,970	10.94	130,922	4.43	-	4.49
2022	12,307	10.47	128,783	1.16	-	1.26
2021	12,073	10.34	124,896	-	-	-
2020	11,514	10.34	119,112	0.03	-	0.19
Federated Hermes Managed Volatility Fund II - Primary Shares:
2024	3,363	24.08	80,969	2.22	-	15.55
2023	3,552	20.84	74,016	1.79	-	8.71
2022	4,061	19.17	77,852	1.94	-	(13.77)
2021	4,414	22.23	98,130	1.74	-	18.50
2020	4,255	18.76	79,817	2.72	-	0.97
Federated Hermes Quality Bond Fund II - Primary Shares:
2024	19,484	14.19	276,439	2.92	-	3.88
2023	19,417	13.66	265,193	2.68	-	6.14
2022	20,350	12.87	261,863	2.54	-	(9.24)
2021	20,467	14.18	290,288	2.82	-	(1.39)
2020	28,439	14.38	409,071	2.90	-	8.12
Fidelity® VIP Contrafund® Portfolio - Initial Class:
2024	13,677	94.33	1,290,106	0.19	-	33.80
2023	14,121	70.50	995,558	0.50	-	33.45
2022	14,491	52.83	765,562	0.51	-	(26.31)
2021	15,405	71.69	1,104,492	0.06	-	27.84
2020	15,874	56.08	890,303	0.25	-	30.57
Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2024	1,010	93.17	94,144	0.02	-	33.44
2023	712	69.82	49,716	0.27	-	33.12
2022	698	52.45	36,593	0.28	-	(26.49)
2021	607	71.35	43,336	0.03	-	27.52
2020	578	55.95	32,337	0.07	-	30.24
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2024	1,442	65.75	94,789	1.43	-	22.21
2023	1,555	53.80	83,641	1.69	-	18.71
2022	1,697	45.32	76,918	1.57	-	(4.95)
2021	1,891	47.68	90,168	2.44	-	25.97
2020	1,961	37.85	74,247	2.13	-	7.83

23

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Growth Portfolio - Initial Class:
2024	3,248	$96.35	$312,991	-%	-%	30.40%
2023	3,592	73.89	265,437	0.13	-	36.23
2022	4,088	54.24	221,753	0.61	-	(24.46)
2021	4,282	71.80	307,447	-	-	23.22
2020	4,257	58.27	248,051	0.07	-	43.88
Fidelity® VIP Growth Portfolio - Service Class 2:
2024	460	102.86	47,331	-	-	30.07
2023	558	79.08	44,130	-	-	35.88
2022	591	58.20	34,367	0.35	-	(24.64)
2021	594	77.23	45,906	-	-	22.90
2020	572	62.84	35,939	0.04	-	43.57
Fidelity® VIP High Income Portfolio - Service Class 2:
2024	465	30.22	14,055	6.64	-	8.59
2023	416	27.83	11,582	6.24	-	10.26
2022	360	25.24	9,096	5.65	-	(11.69)
2021	197	28.58	5,627	5.76	-	4.31
2020	147	27.40	4,019	5.92	-	2.43
Fidelity® VIP Index 500 Portfolio - Initial Class:
2024	20,521	75.27	1,544,557	1.28	-	24.91
2023	21,753	60.26	1,310,846	1.48	-	26.20
2022	22,368	47.75	1,068,140	1.47	-	(18.22)
2021	23,357	58.39	1,363,743	1.27	-	28.58
2020	23,638	45.41	1,073,400	1.71	-	18.22
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2024	5,016	83.96	421,167	1.05	-	24.59
2023	5,567	67.39	375,191	1.26	-	25.87
2022	5,726	53.54	306,576	1.19	-	(18.41)
2021	6,636	65.62	435,452	1.04	-	28.24
2020	6,783	51.17	347,055	1.47	-	17.96
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class:
2024	58,516	13.88	812,106	3.47	-	1.83
2023	65,364	13.63	891,199	2.67	-	6.15
2022	63,710	12.84	817,913	2.19	-	(12.95)
2021	71,984	14.75	1,061,735	2.31	-	(0.61)
2020	51,146	14.84	758,982	2.30	-	9.36
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2024	8,767	69.33	607,784	0.35	-	17.19
2023	9,349	59.16	553,097	0.39	-	14.78
2022	9,641	51.54	496,834	0.27	-	(14.96)
2021	10,723	60.61	649,865	0.31	-	25.30
2020	14,364	48.37	694,720	0.41	-	17.89
Fidelity® VIP Overseas Portfolio - Initial Class:
2024	10,417	32.33	336,821	1.63	-	5.04
2023	11,232	30.78	345,709	1.04	-	20.52
2022	11,962	25.54	305,517	1.12	-	(24.48)
2021	11,618	33.82	392,925	0.57	-	19.67
2020	10,474	28.26	295,957	0.40	-	15.63

24

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Real Estate Portfolio - Service Class 2:
2024	1,203	$45.91	$55,236	3.97%	-%	6.25%
2023	1,291	43.21	55,766	2.52	-	10.91
2022	1,072	38.96	41,748	1.06	-	(27.69)
2021	1,279	53.88	68,941	0.96	-	38.62
2020	1,300	38.87	50,531	2.06	-	(6.79)
Franklin Global Real Estate VIP Fund - Class 2:
2024	12,096	19.32	233,699	1.80	-	(0.31)
2023	12,131	19.38	235,117	2.76	-	11.44
2022	11,952	17.39	207,884	2.37	-	(26.06)
2021	11,590	23.52	272,649	0.88	-	26.79
2020	12,026	18.55	223,127	3.25	-	(5.41)
Franklin Mutual Shares VIP Fund - Class 2:
2024	4,395	36.61	160,880	2.02	-	11.28
2023	4,334	32.90	142,572	1.92	-	13.49
2022	4,259	28.99	123,484	1.87	-	(7.44)
2021	4,184	31.32	131,064	2.92	-	19.18
2020	4,430	26.28	116,439	2.88	-	(5.06)
Franklin Small Cap Value VIP Fund - Class 2:
2024	6,090	56.17	342,083	0.93	-	11.69
2023	6,243	50.29	313,955	0.52	-	12.76
2022	6,535	44.60	291,497	0.98	-	(10.06)
2021	6,843	49.59	339,377	1.04	-	25.35
2020	7,566	39.56	299,311	1.47	-	5.18
Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2024	1,986	55.87	110,938	-	-	11.05
2023	2,208	50.31	111,077	-	-	26.73
2022	2,275	39.70	90,320	-	-	(33.69)
2021	2,307	59.87	138,105	-	-	10.01
2020	2,480	54.42	134,956	-	-	55.09
Franklin U.S. Government Securities VIP Fund - Class 2:
2024	2,927	15.48	45,323	3.03	-	1.31
2023	2,718	15.28	41,523	2.71	-	4.51
2022	2,603	14.62	38,061	2.36	-	(9.75)
2021	2,468	16.20	39,987	2.43	-	(1.82)
2020	2,224	16.50	36,710	3.58	-	3.77
Templeton Growth VIP Fund - Class 2:
2024	2,399	25.84	61,988	0.94	-	5.43
2023	2,374	24.51	58,198	3.51	-	20.98
2022	2,599	20.26	52,644	0.16	-	(11.49)
2021	2,547	22.89	58,301	1.10	-	4.86
2020	2,466	21.83	53,819	2.95	-	5.82
LVIP American Century Capital Appreciation Fund – Standard II:
2024	786	62.04	48,732	-	-	24.98
2023	793	49.64	39,369	-	-	20.69
2022	854	41.13	35,112	-	-	(28.11)
2021	817	57.21	46,757	-	-	11.15
2020	818	51.47	42,122	-	-	42.46

25

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

LVIP American Century Inflation Protection Fund – Standard II:
2024	458	$16.11	$7,385	3.32%	-%	1.77%
2023	1,636	15.83	25,900	3.63	-	3.60
2022	1,642	15.28	25,088	5.20	-	(12.84)
2021	1,568	17.53	27,502	5.97	-	6.57
2020	173	16.45	2,842	1.74	-	9.81
LVIP American Century Ultra Fund – Standard II:
2024	1,177	92.91	109,381	-	-	28.79
2023	1,668	72.14	120,358	-	-	43.51
2022	1,880	50.27	94,490	-	-	(32.37)
2021	1,905	74.33	141,585	-	-	23.14
2020	2,146	60.36	129,510	-	-	49.85
LVIP JPMorgan Mid Cap Value Fund - Standard:
2024	4,284	63.48	271,935	1.27	-	14.30
2023	4,287	55.54	238,106	3.21	-	10.90
2022	4,417	50.08	221,204	0.95	-	(8.16)
2021	4,396	54.53	239,713	0.90	-	29.90
2020	4,963	41.98	208,338	1.44	-	0.36
LVIP JPMorgan Small Cap Core Fund - Service:
2024	837	58.59	49,021	0.68	-	11.43
2023	859	52.58	45,154	1.02	-	12.81
2022	814	46.61	37,941	0.08	-	(19.55)
2021	902	57.94	52,284	0.32	-	21.06
2020	1,089	47.86	52,129	0.47	-	13.33
LVIP JPMorgan Small Cap Core Fund - Standard:
2024	4,412	53.33	235,337	0.82	-	11.71
2023	4,448	47.74	212,368	1.38	-	13.10
2022	4,434	42.21	187,173	0.45	-	(19.35)
2021	4,414	52.34	231,044	0.53	-	21.38
2020	4,811	43.12	207,465	0.91	-	13.68
T. Rowe Price All-Cap Opportunities Portfolio:
2024	7,893	114.65	904,995	0.07	-	25.16
2023	9,234	91.60	845,849	0.25	-	28.96
2022	10,171	71.03	722,441	-	-	(21.51)
2021	10,668	90.50	965,423	-	-	20.80
2020	10,946	74.92	820,072	-	-	44.38
T. Rowe Price Equity Income Portfolio:
2024	20,770	46.96	975,462	1.82	-	11.68
2023	22,834	42.05	960,055	2.10	-	9.56
2022	23,350	38.38	896,240	1.82	-	(3.35)
2021	28,057	39.71	1,114,160	1.56	-	25.55
2020	30,460	31.63	963,412	2.34	-	1.18
T. Rowe Price Moderate Allocation Portfolio:
2024	4,533	39.02	176,877	2.28	-	10.04
2023	4,958	35.46	175,782	2.32	-	15.35
2022	5,104	30.74	156,885	1.57	-	(18.31)
2021	4,967	37.63	186,908	0.98	-	10.06
2020	5,400	34.19	184,621	1.39	-	14.54

26

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2024	17,043	$29.64	$505,099	0.95%	-%	3.28%
2023	17,816	28.70	511,354	0.99	-	16.24
2022	19,026	24.69	469,796	0.78	-	(15.82)
2021	20,204	29.33	592,618	0.63	-	1.31
2020	18,060	28.95	522,802	0.46	-	14.47

27

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

(A)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)	These ratios represent the annualized policy expenses of the separate account for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

7. Segment Reporting

During 2024, the Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only. Each subaccount, as detailed in Note 1, represents a single operating segment. The Senior Vice President Financial Services of the Company acts as the Chief Operating Decision Maker (CODM) and monitors the operating results of each subaccount. The change in net assets resulting from operations, which is used by the CODM to assess the subaccount’s performance, is consistent with that presented within the subaccount’s financial statements. Subaccount assets are reflected on the accompanying Statement of Assets and Liabilities and significant segment expenses are listed on the accompanying Statement of Operations.

28